SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Soliciting Material under §240.14a-12

TETON PETROLEUM COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TETON PETROLEUM COMPANY
1600 Broadway, Suite 2400
Denver, Colorado 80202-4921
(303) 542-1878

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD June 2, 2005

TO THE STOCKHOLDERS OF TETON PETROLEUM COMPANY:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Teton Petroleum Company to be held at Colorado State Bank, Fifth Floor Conference Room, 1600 Broadway, Denver, Colorado 80202 on June 2, 2005, at 9:30 AM (local time). At the Annual Meeting, you will be asked to vote on the following:

1.	To elect five Directors to the Company’s Board, to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);

2.
To consider and act upon a proposal to ratify the Board’s selection of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent auditors for the fiscal year ending December 31, 2005 (Proposal No. 2);

3.	To approve the change in the Company’s name from Teton Petroleum Company to Teton Energy Corporation. (Proposal No. 3);

4.
To approve an increase in the number of authorized shares available for issuance under the 2003 Employee Stock Compensation Plan from 2,083,333 to 3,000,000 shares, an increase of 916,667 shares (Proposal No. 4);

5.	To approve the adoption of the Teton Petroleum Company 2005 Long Term Incentive Plan (Proposal No. 5); and

6.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice.

The Board has fixed the close of business on May 2, 2005 as the Record Date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to vote in one of these ways:

•	By mail - fill in, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.
•	By telephone - call the toll-free telephone number on your proxy card to vote by phone.
•	Via Internet - visit the website noted on your proxy card to vote via the Internet.

You may attend the meeting and vote in person even if you have previously voted by proxy in one of the three ways listed above. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

The Annual Report to stockholders for the Company’s fiscal year ended December 31, 2004, has been mailed with or prior to this Proxy Statement. This Proxy Statement and the enclosed proxy are expected to be mailed to stockholders on or about May 11, 2005.

By Order of the Board of Directors,

James J. Woodcock
Chairman

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

IMPORTANT: Please SIGN, DATE, and RETURN the enclosed proxy or submit your proxy by telephone or the Internet immediately whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

i

TETON PETROLEUM COMPANY
1600 Broadway, Suite 2400
Denver, Colorado 80202-4921

PROXY STATEMENT
FOR
2005 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING THE PROXY MATERIALS AND THE ANNUAL MEETING

Our Board of Directors is soliciting proxies to be voted at the 2005 Annual Meeting of Stockholders to be held on June 2, 2005. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock to be represented at the meeting by the proxies named on the enclosed proxy card. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include this proxy statement, the proxy card and our annual report on Form 10-K for the fiscal year ended December 31, 2004, were mailed to stockholders beginning May 11, 2005. Teton’s principal executive offices are located at 1600 Broadway, Suite 2400, Denver, Colorado 80202. Teton’s main telephone number is (303) 542-1878. In this proxy statement, Teton Petroleum Company is referred to as “the Company,” “Teton” and “we.”

Questions and Answers
Q:   Who may vote at the meeting?

A:   You may vote your Teton stock if our records show that you owned your shares on May 2, 2005, which is referred to as the Record Date. At the close of business on the Record Date, 10,022,996 shares of Teton common stock were outstanding and eligible to vote. You may cast one vote for each share of common stock held by you on all matters presented, except for the election of the directors. Please see “Vote required” at the end of “Proposal 1 — Election of Directors” below for further explanation.

Q:   What proposals will be voted on at the annual meeting?

A:   There are five proposals scheduled to be voted on at the annual meeting:

•	Election of five members of the Board; and

•	Ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

•	To approve the change in the Company’s name from Teton Petroleum Company to Teton Energy Corporation.

•	To approve an increase in the number of authorized shares for the 2003 Employee Stock Option Plan.

•	To approve the 2005 Long Term Incentive Plan.

We will also consider other business that properly comes before the meeting.

Q:   How does the Board recommend that I vote?

A:   Our Board recommends that you vote:

•	“FOR” each of the nominees to the Board;

•	“FOR” ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for the fiscal year ending December 31, 2005;

•	“FOR” the change in the Company’s name;

•	“FOR” the increase in the number of authorized shares for the 2003 Employee Stock Option Plan; and

•	“FOR” the approval of the 2005 Long Term Incentive Plan.

Q:   How can I vote my shares in person at the annual meeting?

A:   If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares and the proxy materials and proxy card are being sent directly to you by Teton. As the stockholder of record, you have the right to vote in person at the meeting. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the meeting. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting.

Most stockholders of Teton hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the annual meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your broker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the meeting in order to vote in person.

Q:   How can I vote my shares without attending the annual meeting?

A:   Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting by Internet, telephone or completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Q:   What happens if additional matters are presented at the annual meeting?

A:   Other than the five items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the person named as proxy holder, Karl Arleth, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:   What happens if I do not give specific voting instructions?

A:   If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting. If you hold your shares through a broker, bank or other nominee and you do not provide instructions on how to vote, your broker or other nominee will have authority to vote your shares on all matters to be considered at the meeting.

Q:   What is the quorum requirement for the annual meeting?

A:   A majority of Teton’s outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting, if you:

•	are present and vote in person at the meeting; or

•	have properly submitted a proxy card or voted by telephone or by using the Internet.

Q:   How can I change my vote after I return my proxy card?

A:   You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date, voting on a later date by telephone or by using the Internet (only your latest telephone or Internet proxy submitted prior to the meeting will be counted), or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote at the meeting or specifically request in writing that your prior proxy be revoked.

Q:   Is my vote confidential?

A.   Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Teton or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which may be forwarded to Teton management.

Q:   Where can I find the voting results of the annual meeting?

A:   The preliminary voting results will be announced at the meeting. The final voting results will be tallied by our Transfer Agent and Inspector of Elections and published in our quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2005. We will also make the results available on our website, which is www.tetonpetroleum.com. We will identify a link to the results on our website’s home page.

Q:   How can I obtain a separate set of voting materials?

A:   To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Teton stock account, we are delivering only one set of the proxy statement and the annual report on Form 10-K for the fiscal year ended December 31, 2004 to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by writing or calling us at:

Teton Petroleum Company, Inc. Attn: Investor Relations 1600 Broadway, Suite 2400 Denver, CO, USA 80202 Phone: 1.303.542.1878

Q:   Who pays for the cost of this proxy solicitation?

A:   We will pay the costs of the solicitation of proxies. We may engage Georgeson Shareholder Communications Inc. as our proxy solicitor to help us solicit proxies from brokers, bank nominees and other institutions for a fee of approximately $15,000, plus reasonable out-of-pocket expenses. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone, or we may ask our proxy solicitor to solicit proxies on our behalf by telephone for a fee of $5.00 per phone call, plus reasonable expenses. We are soliciting proxies electronically through the Internet from stockholders who are our employees or who previously requested to receive proxy materials electronically through the Internet.

Q:   How can I obtain a copy of Teton’s 10-K?

A:   A copy of our 2004 Form 10-K is enclosed. You may obtain an additional copy of our 2004 Form 10-K by sending a written request to the address listed above under “How can I obtain a separate set of voting materials?” We will furnish the Form 10-K without exhibits at no charge. If you prefer a copy of the 2004 Form 10-K including exhibits, you will be charged a fee (which will be limited to our reasonable expenses in furnishing such exhibits). Our Form 10-K is available in PDF format through our Investor Relations website at http://www.tetonpetroleum.com and our Form 10-K with exhibits is available on the SEC website at http://www.sec.gov, which can be reached from our Investor Relations website.

Q:   What is the voting requirement to approve each of the proposals?

A:   In the election of directors, the five persons receiving the highest number of (or plurality) “FOR” votes at the annual meeting will be elected. Proposal 3 regarding the amendment to change the Company’s name requires a majority of the outstanding stock entitled to vote thereon. All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the annual meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur when a beneficial owner fails to give voting instructions with respect to “non-routine” matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, although broker non-votes are counted for purposes of determining a quorum, broker non-votes will not otherwise affect the outcome of any matter being voted on at the meeting. The following matters at this meeting are considered “non-routine:” the change in the Company’s name (Proposal No. 3), the increase in the number of authorized shares available for issuance under the 2003 Employee Stock Compensation Plan (Proposal No. 3), and the adoption of the 2005 Long Term Incentive Plan (Proposal No. 5). Abstentions have the same effect as votes against the matter.

Q:   How can I communicate with the non-employee directors on Teton’s Board?

A:   The Board encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of the Secretary. Stockholders can send communications by mail to Secretary, Teton Petroleum Company, Inc., 1600 Broadway, Suite 2400, Denver, Colorado 80202. Correspondence received that is addressed to the non-employee directors will be reviewed by our general counsel or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our general counsel, deals with the functions of the board or committees thereof or that the general counsel otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by Teton that is addressed to the non-employee members of the board and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by calling or emailing:

Ms. Gillian Kane
Tel. (303) 542-1878
gkane@tetonpetroleum.com

Or by writing or calling the Company at its principal executive offices:

Teton Petroleum Company
1600 Broadway, Suite 2400
Denver, Colorado 80202-4921
Tel. (303) 542-1878
Fax. (303) 542-1817

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The Directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our Directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. Biographical information about our Directors is provided in “Election of Directors - Proposal No. 1” on page 8.

Director Independence

The Board has determined that all of the Directors and nominees who would serve after June 2, 2005 are independent except for Mr. Arleth, President, Chief Executive Officer of the Company and Mr. Cooper, the Company’s Founder and former executive chairman. The Board’s determinations of independence were made in accordance with Section 121A of the American Stock Exchange (“AMEX”) Company Guide. The Company was a small business issuer within the meaning of Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) through December 31, 2003. On that date the Company ceased to be a small business issuer because its public float exceeded $25 million at the end of two consecutive years. As a result, the Company ceased reporting as a small business issuer commencing with the Form 10-Q filed for the quarter ended March 31, 2004. Small business issuers are not required to have a majority of independent directors until their first annual meeting of stockholders after July 1, 2005. However, as a result of its ceasing to be eligible to report as a small business issuer, the Company is now required to have a majority of independent directors within the meaning of Section 121A of the AMEX Company Guide. The Directors the Board has determined to be independent are Messrs. Woodcock, Connor, and Conroy.

Board Meetings and Attendance

During 2004, the Board held 15 physical and telephonic meetings. Except for two directors, each of whom could not attend one meeting, all other Directors attended 100% of the meetings of the Board and committees on which he served either in person or via telephone. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

It is the Company’s policy that Directors should make every effort to attend the annual meeting of stockholders. In 2004, a family emergency prevented physical attendance by Mr. Woodcock. Mr. Woodcock, instead participated by telephone.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our Directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of the Company’s Code of Business Conduct and Ethics is included as Appendix C to this Proxy Statement and is available on our website at http://www.tetonpetroleum.com. We will post on our website any amendment to the Company’s Code of Business Conduct and Ethics or waivers of the Company’s Code of Business Conduct and Ethics for directors and executive officers.

Complaints Regarding Accounting Matters

The Audit Committee has established procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters (“accounting matters”), and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Communications with Directors

The Board has approved procedures for stockholders to send communications to individual Directors or the non-employee Directors as a group.

Written correspondence should be addressed to the Director or Directors in care of Secretary of the Company at the Company’s primary address. All correspondence will be forwarded directly to the intended recipient.

You may also contact individual Directors by calling the Company’s principal executive offices at (303) 542-1878.

BOARD COMMITTEES

The Board has standing Audit, Compensation, and Governance and Nominating committees. Each committee has a written charter. The charters are included as appendices to this Proxy Statement and available on the Company’s website at http://www.tetonpetroleum.com. Information concerning the membership and function of each committee is as follows:

Board Committee Membership

Name	Audit Committee	Compensation Committee	Governance and Nominating Committee

Mr. Arleth
Mr. Connor	X(1)
Mr. Conroy	X	X	X(1)
Mr. Cooper
Mr. Woodcock	X	X(1)	X

_____________________
(1) Chairman.

Audit Committee

The Audit Committee is responsible for determining the adequacy of the Company’s internal accounting and financial controls, reviewing the results of the audit of the Company performed by the independent public accountants, and recommending the selection of independent public accountants. The functions of the Audit Committee and its activities during 2004 are described in more detail under “Report of the Audit Committee” on page 19 as well as in the Committee’s charter included as Appendix A to this Proxy Statement. During the year, the Board examined the composition of the Audit Committee in light of the adoption by the AMEX of new listing standards governing audit committees. Based upon this examination, the Board has determined that each of the members of the Audit Committee is unrelated, is an outside member with no other current affiliation with the Company, and is independent as defined by AMEX listing standards. The Board has determined that Mr. John Connor is an “audit committee financial expert” as that term is defined by the SEC and AMEX, and is “independent” from the Company’s management as that term is defined in Item 7(d)(3)(iv) of Regulation 14A promulgated under the 1934 Act. During 2004, the Audit Committee held three meetings by teleconference.

During the year, the Board examined the composition of the Audit Committee in light of the adoption by AMEX of new listing standards governing audit committees. Based upon this examination, the Board has determined that Mr. Connor and Mr. Woodcock are unrelated, are outside members with no other current affiliation with the Company, and are independent as defined by AMEX listing standards. Mr. Conroy was appointed to the Audit Committee in June 2004 as the third member of the Committee pursuant to the Board’s determination that he does not have a material relationship with the Company that would interfere with the exercise of his independent judgment. As previously noted the Board believes that notwithstanding Mr. Conroy’s tenure as interim CFO for the Company in 2002 and part of 2003, he nevertheless qualifies as independent under the applicable AMEX listing standards, because he did not meet the test of having an material relationship with the Company that would interfere with the exercise of his independent judgment.

Compensation Committee

The Compensation Committee determines matters pertaining to the compensation of certain executive officers of the Company and administers the Company’s stock option and incentive compensation. During 2004, the Compensation Committee held three meetings by teleconference. The Committee’s report starts on page 17. The Committee’s charter is included as Appendix B to this Proxy Statement.

Governance and Nominating Committee

The Board has established a Governance and Nominating Committee for purposes of nominating Directors and for all other purposes outlined in the Governance and Nominating Committee charter, including nominees submitted to the Board by stockholders. The Board has determined that each of the members of the Governance and Nominating Committee is unrelated, is an outside member with no other affiliation with the Company, and is independent as defined by the AMEX listing standards. The Committee’s charter is included as Appendix E to this Proxy Statement.

Nomination of Directors

As provided in the Governance and Nominating Committee’s charter and our Company’s corporate governance principles, the Governance and Nominating Committee is responsible for identifying individuals qualified to become Directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other Directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Governance and Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Governance and Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•
whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”);

•	whether the person would qualify as an “independent” director under the rules of the SEC and AMEX listing standards;

•	the importance of continuity of the existing composition of the Board to provide long-term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Governance and Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board has determined that stockholders who wish to recommend director candidates for consideration by the Governance and Nominating Committee must comply with the following:

•	the recommendation must be made in writing to the attention of the Company’s Corporate Secretary, Patrick A. Quinn;

•
the recommendation must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person’s ownership of the Company’s Common Stock;

•
the recommendation shall also contain a statement from the recommending stockholder in support of the candidate; professional references, particularly within the context of those relevant to Board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments; and personal references; and

•
a statement from the stockholder nominee indicating that such nominee wants to serve on the Board and could be considered independent under SEC rules and AMEX listing standards, as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Governance and Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

ELECTION OF DIRECTORS

PROPOSAL NO. 1

The Board proposes the election of the current Directors of the Company for an additional term of one year. The following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of Directors.

The Board adheres to corporate governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. The Board is responsible for supervision of the overall affairs of the Company. Following the Annual Meeting, the Board will consist of five Directors. All Directors are U.S. citizens. The term of each director continues until the next annual meeting or until successors are elected. The nominees for director are:

Name	Biographical Information and Current Directorships	Age

James J. Woodcock
James J. Woodcock has been a Director since 2002 and Chairman of the Company since February 2005. Mr. Woodcock also chairs the Company’s Compensation Committee. Since 1981, Mr. Woodcock has been the owner and CEO of Hy-Bon Engineering Company, based in Midland, Texas. Hy-Bon is an engineering firm and manufacturer of vapor recovery, gas boosters, and casing pressure reduction systems for the oil industry. From 1997 to 2002, Mr. Woodcock was the Chairman of Transrepublic Resources, a private oil and gas exploration firm located in Midland Texas. Since 1996, Mr. Woodcock has been a board member of Renovar Energy, a private waste to energy firm located in Midland Texas and was its Chairman of the Board from 1996 until 2003.
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Karl F. Arleth
Karl F. Arleth has been our President and Chief Executive Officer since May 2003 and a Director since 2002. From 2002 to 2003, Mr. Arleth was the Chief Operating Officer and a Board member of Sefton Resources, Inc., an oil and gas exploration and production company. Between 1999 and 2001, he served as Chairman and CEO of Eurogas, Inc in London. Ending in 1999, Mr. Arleth spent 21 years with Amoco and BP-Amoco. In 1998 he chaired the Board of the Azerbaijan International Operating Company (AIOC) for BP-Amoco in Baku, Azerbaijan. Concurrently in 1997-1998, he was also President of Amoco Caspian Sea Petroleum Ltd. in Azerbaijan. In 1997, he served as Director of Strategic Planning for Amoco Corporations Worldwide Exploration and Production Sector in Chicago. From 1992 to 1996 Mr. Arleth was President of Amoco Poland Ltd. in Warsaw, Poland. Between 1977 and 1992, Mr. Arleth held positions with Amoco as an exploration and development geologist, project supervisor, manager and executive in the Exploration and Production sector in Denver, Tulsa, Chicago and Houston. In North America, he has significant exploration and production experience in the Rocky Mountains, mid-continent, the western U.S. and Alaska.
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John T. Connor, Jr.
John T. Connor, Jr. has been a Director since 2003 and chairs the Board’s audit committee. He is the Founder and Portfolio Manager of the Third Millennium Russia Fund, a US based mutual fund specializing in the equities of Russian public companies, which he founded in 1998. Mr. Connor is a member of the Council on Foreign Relations and the American Law Institute. He is a Director of Port.ru., Inc., a Delaware corporation, which operates the leading internet portal in Russia, mail.ru. and is also a member of the board of directors of Swissfone Ltd., based in Washington, D.C., an Irish company which is a telecom wholesaler.
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Name	Biographical Information and Current Directorships	Age

Thomas F. Conroy
Thomas F. Conroy was our interim Chief Financial Officer and Corporate Secretary from March 2002 until May 1, 2003, and a Director since 2002. Since 2002, Mr. Conroy has been a principal member of Mann-Conroy-Eisenberg & Assoc. LLC, a life insurance and reinsurance consulting firm, and since 2001, has been a managing principal of Strategic Reinsurance Consultants International LLC, a life reinsurance consulting and brokerage firm. Ending in 2001, Mr. Conroy, spent 27 years with ING and its predecessor organizations, serving in various financial positions and leading two of its strategic business units as President. As President of ING Reinsurance, he established ING’s international presence, setting up facilities in The Netherlands, Bermuda, Ireland and Japan. He also served as an Officer and Board Member of Security Life of Denver Insurance Company and its subsidiaries. Mr. Conroy is a Certified Public Accountant.
67

H. Howard Cooper
H. Howard Cooper was our Chairman from 1996 until February 2005. Mr. Cooper was our President and CEO from 1996 until May 2003. Mr. Cooper founded American Tyumen in November 1996. He served as a Director and President of American Tyumen until the merger with the Company. In 1994, he was a Principal with Central Asian Petroleum, an oil and gas company with its primary operations in Kazakhstan, located in Denver, Colorado. From 1992 to 1994 Mr. Cooper served with AIG, an insurance group in New York. Prior to founding Teton, from 1981-1991, Mr. Cooper was an independent landman developing oil and gas opportunities in the U.S. Rocky Mountain Region.
48

All officers hold office until the first meeting of the Board after the annual meeting of stockholders next following his election or until his successor is elected and qualified. A director or officer may also resign at any time. Messrs. Connor, Conroy, and Woodcock have been determined by the Board to be Independent Directors within the meaning of Section 121A of the AMEX Company Guide. The Board believes that notwithstanding Mr. Conroy’s tenure as interim CFO for the Company in 2002 and part of 2003, he nevertheless qualifies as independent under that provision, because he did not meet the test of having an employee relationship with the Company within the last three years since, among other things, he did not receive cash compensation or employee benefits. There are no family relationships among directors or executive officers of Teton.

The five nominees receiving the highest number of votes of the shares of the Company cast at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE ABOVE NOMINEES.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Transactions Involving Mr. Howard Cooper

Mr. Cooper and Teton have entered into a consulting agreement. The consulting agreement is for an initial term of one year and will continue for additional one year terms unless 60 days prior to the anniversary date either party gives notice of termination. Mr. Cooper will receive bi-monthly payments of $8,333 each. Under the terms of the agreement, if Mr. Cooper is terminated without cause, he is entitled to 12 months of severance pay, payable in bi-monthly installments over 12 months, from the date of termination. The Company may discontinue the severance payments if Mr. Cooper violates the confidentiality, noncompetition, or nonsolicitation provisions of his employment agreement.

Transactions Involving Mr. Arleth

Mr. Arleth, President and Chief Executive Officer, signed an employment agreement on May 1, 2003. The agreement is for a three-year term, with an initial salary of $10,000 per month that was increased to $15,000 per month beginning in January 2004. Under the terms of the agreement, Mr. Arleth is entitled to 24 months severance pay in the event of a change of position or control of the Company.

DIRECTOR COMPENSATION

Independent Directors are compensated as follows: $6,000 cash for each quarter served, plus $2,500 in stock for each Board meeting attended, plus $1,000 in stock for each teleconference call in which the director participates to a maximum annual total of $35,000. The number of shares received for participating in Board meetings and teleconferences is determined by the closing share price at the end of each quarter during which the meeting or teleconference occurred.

In addition to these fees, Directors are reimbursed for reasonable travel expenses, are eligible to participate in the Company’s stock option plan, and are covered by the Company’s directors and officers insurance.

During 2004, the Directors received the following compensation based on retainers and attendance at each meeting: $18,000 in cash compensation in respect of quarterly retainers for the first, second, and third quarters of 2004, and $19,500 in respect of stock-based compensation associated with board meetings attended. Cash compensation of $6,000 in respect of the quarterly retainer for the fourth quarter of 2004 was paid in January 2004.

INFORMATION ABOUT STOCK OWNERSHIP

The following tables set forth certain information as of the Record Date, available to the Company with respect to the shares of the Company (i) held by those persons known to the Company to be beneficial owners (as determined under the rules of the SEC) of more than 5% of the Common Stock then outstanding and (ii) held by each of the Directors, each of the executive officers named in the Summary Compensation Table below, and by all of the Directors and such executive officers as a group. The business address for all Directors and executive officers is c/o Teton Petroleum Company, 1600 Broadway, Suite 2400, Denver, Colorado 80202.

5% BENEFICIAL OWNERS

NAME OF BENEFICIAL OWNER	Common Stock Beneficially Owned	Percent of Class
H. Howard Cooper (1)	1,607,481	14.35%
Karl F. Arleth (2)	908,412	8.59%
James J. Woodcock (3)	774,684	7.44%
John T. Connor (4)	536,896	5.32%

(1)
Includes (i) 145,857 shares of Common Stock, (ii) 458,335 shares underlying warrants, with exercise prices ranging from $3.24 to $12.00, (iii) 603,289 shares underlying options exercisable at $3.48 per share, and (iv) 400,000 shares underlying options exercisable at $3.60 per share.

(2)
Includes (i) 75,850 shares of common stock, (ii) 122,224 shares underlying warrants, with exercise prices ranging from $3.24to $6.00per share, (iii) 410,338 shares underlying options exercisable at $3.48 per share, and (iv) 300,000 shares underlying options exercisable at $3.60 per share.

(3)
Includes (i) 105,279 shares of common stock, (ii) 259,257 shares underlying warrants, with exercise prices ranging from $3.24 to $6.00 per share, (iii) 210,148 shares underlying options exercisable between $3.48 per share, and (iv) 200,000 shares underlying options exercisable at $3.60 per share.

(4)
Includes (i) 183,554 shares of common stock owned indirectly, (ii) 11,675 shares of common stock owned directly, (iii) 166,667 shares of common stock underlying warrants, exercisable at $6.00 per share, which are owned indirectly, (iv) 100,000 shares of common stock underlying options exercisable at $3.71 per share and (v) 75,000 shares of common stock underlying options exercisable at $3.60 per share.

DIRECTORS AND OFFICERS

NAME AND ADDRESS OF BENEFICIAL OWNER	Common Stock Beneficially Owned	Percent of Class
H. Howard Cooper (1)	1,607,481	14.35%
Karl F. Arleth (2)	908,412	8.59%
James J. Woodcock (3)	774,684	7.44%
John T. Connor (4)	536,896	5.32%
Thomas F. Conroy (5)	160,751	1.63%
Directors and Executive Officers as a Group	3,988,224	30.26%

1)
Includes (i) 145,857 shares of Common Stock, (ii) 458,335 shares underlying warrants, with exercise prices ranging from $3.24 to $12.00, (iii) 603,289 shares underlying options exercisable at $3.48 per share, and (iv) 400,000 shares underlying options exercisable at $3.60 per share.

(2)
Includes (i) 75,850 shares of common stock, (ii) 122,224 shares underlying warrants, with exercise prices ranging from $3.24 to $6.00per share, (iii) 410,338 shares underlying options exercisable at $3.48 per share, and (iv) 300,000 shares underlying options exercisable at $3.60 per share.

(3)
Includes (i) 105,279 shares of common stock, (ii) 259,257 shares underlying warrants, with exercise prices ranging from $3.24 to $6.00 per share, (iii) 210,148 shares underlying options exercisable between $3.48 per share and (iv) 200,000 shares underlying options exercisable at $3.60 per share.

(4)
Includes (i) 183,554 shares of common stock owned indirectly, (ii) 11,675 shares of common stock owned directly, (iii) 166,667 shares of common stock underlying warrants, exercisable at $6.00 per share, which are owned indirectly, (iv) 100,000 shares of common stock underlying options exercisable at $3.71 per share and (v) 75,000 shares of common stock underlying options exercisable at $3.60 per share.

(5)
Includes (i) 27,647 shares of common stock, (ii) 29,446 shares underlying warrants, with exercise prices ranging from $3.24 to $6.00, (iii) 28,658 shares underlying options exercisable at $3.48 per share, and (iv) 75,000 shares underlying options exercisable at $3.60 per share.

INFORMATION ABOUT EXECUTIVE OFFICERS

The Chairman and the Chief Executive Officer are elected annually by our Board. The remaining executive officers are approved by the Chief Executive Officer and hold office until their successors are elected and duly qualified.

The current executive officers of the Company are as follows:

Name	Age	Position

Karl F. Arleth	56	Chief Executive Officer, President, and Director
Patrick A. Quinn	51	Chief Financial Officer & Secretary

Karl F. Arleth has been our President and Chief Executive Officer since May 2003 and a Director since 2002. From 2002 to 2003, Mr. Arleth was the Chief Operating Officer and a Board member of Sefton Resources, Inc., an oil and gas exploration and production company. Between 1999 and 2001, he served as Chairman and CEO of Eurogas, Inc. in London. Ending in 1999, Mr. Arleth spent 21 years with Amoco and BP-Amoco. In 1998 he chaired the Board of the Azerbaijan International Operating Company (AIOC) for BP-Amoco in Baku, Azerbaijan. Concurrently in 1997-1998, he was also President of Amoco Caspian Sea Petroleum Ltd. in Azerbaijan. In 1997, he served as Director of Strategic Planning for Amoco Corporations Worldwide Exploration and Production Sector in Chicago. From 1992 to 1996 Mr. Arleth was President of Amoco Poland Ltd. in Warsaw, Poland. Between 1977 and 1992, Mr. Arleth held positions with Amoco as an exploration and development geologist, project supervisor, manager and executive in the Exploration and Production sector in Denver, Tulsa, Chicago and Houston. In North America, he has significant exploration and production experience in the Rocky Mountains, mid-continent, the western U.S. and Alaska.

Patrick A. Quinn, CPA, CVA. Mr. Quinn joined Teton in February 2004 to serve as the Company’s Chief Financial Officer on a contract basis. For the past 15 years, Mr. Quinn has been the CEO of Quinn & Associates, P.C. Mr. Quinn provides accounting, tax, and auditing services primarily to the oil and gas industry. As a result, Mr. Quinn has extensive experience in U.S. oil and gas operations, including the Rocky Mountain, Mid-Continent and Gulf Coast regions. He has provided accounting and tax services to Teton since its inception. In addition, Mr. Quinn has extensive experience in international oil and gas operations including serving as the Controller of Hamilton Oil Corporation from 1978 through 1986, which was the first company to produce oil in the U.K. sector of the North Sea.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information about the total compensation for services in all capacities to the Company or its subsidiary for the Chief Executive Officer and the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively, the “named executive officers”). See the Compensation Committee Report beginning on page 17 for an explanation of our compensation philosophy.

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name & Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock awards	Securities Underlying Options SARs (#)	LTIP Payouts ($)	All Other Compen-sation

H. Howard Cooper,	2004	200,000	160,000*	8,200	0	400,000	0	0
Chairman	2003	160,000	0	0	0	603,289	0	0
CEO (until	2002	160,000	50,000	0	0	375,000	0	0
May 2003)

Karl F. Arleth CEO	2004	180,000	80,000*	16,800	0	300,000	0	0
	2003	85,000	0	0	0	410,338	0	0

*Bonus paid for 2003 performance.

Stock Options

Options/SARs Grants During Last Fiscal Year

The following table provides information related to options granted to our named executive officers during the fiscal year ended December 31, 2004.

Name	Number of Securities Underlying Options Granted	% of Total Options Granted in Fiscal 2004 (1)	Exercise Price Per Share	Expiration Date	Grant Date Present Value (2)

Howard Cooper	400,000	28.3%	$3.60	03/30/14	$992,000
Karl F. Arleth	300,000	21.2%	$3.60	03/30/14	$744,000

(1)	The exercise price of the stock options was based on the fair market value of the stock on the day of the grant.
(2)	Valued using the Black-Scholes option pricing model using the following assumptions: volatility of 55%, a risk-free rate of 4.06%, zero dividend payments, and an expected life of ten years.

The Board issued the options in 2004 with the understanding that they would seek shareholder approval as to the ultimate number of options that can be issued. Accordingly, 994,000 of the options representing approximately $2,500,000 of the fair value of the total options granted could be voided if the shareholders do not approve an increase in the number of authorized shares available for issuance under the 2003 Employee Stock option plan.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value

Name	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options	Value of Unexercised In-the-money Options

Howard Cooper	—	—	1,003,289	—
Karl F. Arleth	—	—	710,338	—

Employee Pension, Profit Sharing or Other Retirement Plans

The Company does not have a defined benefit, pension plan, profit sharing, or other retirement plan.

Equity Compensation Plan Information

The following table sets forth information about our equity compensation plans at December 31, 2004:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,999,037	$3.51	6,963
Equity compensation plans not approved by security holders	994,000	$3.60	0
Total	2,993,037	$3.48	6,963

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires that the Company’s Directors and certain of its officers file reports of ownership and changes of ownership of the Company common stock with the SEC and AMEX. Based solely on copies of such reports provided to the Company, the Company believes that all Directors and officers filed on a timely basis all such reports required of them with respect to stock ownership and changes in ownership during 2004 except that Messrs. Arleth, Conroy, Connor, Cooper and Woodcock were late in reporting the grant of stock options under the 2003 Employee Stock Option Plan.

Executive Employment Agreements

Mr. Howard Cooper, Director, signed a consulting agreement with the Company dated March 1, 2005. The consulting agreement is for an initial term of one year and will continue for additional one year terms unless 60 days prior to the anniversary date either party gives notice of termination. Mr. Cooper will receive bi-monthly payments of $8,333 each. Under the terms of the agreement, if Mr. Cooper is terminated without cause, he is entitled to 12 months of severance pay, payable in bi-monthly installments over 12 months, from the date of termination. The Company may discontinue the severance payments if Mr. Cooper violates the confidentiality, noncompetition, or nonsolicitation provisions of his employment agreement.

Mr. Arleth, President and Chief Executive Officer, signed an employment agreement on May 1, 2003. The agreement is for a three-year term, with an initial salary of $10,000 per month that was increased to $15,000 per month beginning in January 2004. Under the terms of the agreement, Mr. Arleth is entitled to 24 months severance pay in the event of a change of position or control of the Company.

COMPENSATION COMMITTEE REPORT

The Report of the Compensation Committee (the “Compensation Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the 1934 Act, except to the extent the Company specifically incorporates this Compensation Report by reference therein.

The Company’s executive compensation program is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to align the interests of executive management with those of the stockholders, and to provide incentives and reward both short and long term performance based on the success of the Company in meeting its development milestones and business objectives. The Compensation Committee places a particular emphasis on variable, performance based components, such as the bonus potential and stock option awards, the value of which could increase or decrease to reflect changes in corporate and individual performance.

Components of Compensation

Each executive officer’s compensation package is generally comprised of the following elements: (1) a base salary which is established at levels considered appropriate for the duties and scope of responsibilities of each officer’s position; (2) a performance-based annual bonus; and (3) periodic grants of stock options to strengthen the mutuality of interests between the executive officers and the Company’s stockholders. Executive officers are also eligible to participate in compensation and employee benefits generally available to all employees of the Company.

The Compensation Committee believes that this approach best serves the interests of the Company and its stockholders. It enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short and long term interests of stockholders. Under this approach, compensation for these officers involves a high proportion of pay that is “at risk,” namely, the annual bonus and stock options. The variable annual bonus is also based, in significant part, on Company performance. Stock options relate a significant portion of long term remuneration directly to stock price appreciation realized by all of the Company’s stockholders.

Base Salary

Base salaries for executive officers are set at levels believed by the Committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company, the salary levels in effect for comparable positions in similarly situated companies within relevant industries, and internal comparability considerations. Base salaries for the Company’s executive officers other than the Chief Executive Officer, as well as changes in such salaries, are based upon recommendations by the Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer’s service. All such recommendations are subject to approval or disapproval by the Compensation Committee. Other than provisions provided for in employment agreements, changes in base salaries of executives are based on an evaluation of the personal performance of the executive, prevailing market practices, and the performance of the Company as a whole. In determining base salaries, the Committee not only considers the short term performance of the Company, but also the success of the executive officers in developing and executing the Company’s strategic plans, developing management employees and exercising leadership in the development of the Company.

Cash-Based Incentive Bonus

The Committee believes that a portion of the total cash compensation for executive officers should be based on the Company’s success in meeting its short term performance objectives and contributions by the executive officers that enable the Company to meet its long term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short-term corporate goals that also further the long-term objectives of the Company, and places a significant portion of each executive officer’s annual compensation at risk.

Stock Options

The Compensation Committee believes that equity participation is a key component of the Company’s executive compensation program. Stock options are awarded by the Committee to executive officers primarily based on potential contributions to the Company’s growth and development and marketplace practices. These awards are designed to retain executive officers and to motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders. Stock options provide an effective incentive for management to create stockholder value over the long term because the full benefits of the option grants cannot be realized unless an appreciation in the price of the Company’s Common Stock occurs over a number of years.

Variable Bonus

The Committee may award annual or interim special bonuses in the form of cash, stock options, or restricted stock to executive management and employees for achieving certain milestones, progress made in the staff and organizational development of the Company, and advances in the market acceptance and commercialization of the Company’s technology.

CEO Compensation

With the framework described above, the Committee determines the salary and bonus of the Chief Executive Officer based on his leadership, the execution of business plans, and strategic results. The complexity of the business and his experience are also key factors. The Committee has used the following metrics to determine the CEO’s compensation: the historical complexity of the Company’s international operations, the experience that the CEO brings to the Company and its business, the CEO’s ability to continuously improve the Company’s results, and the CEO’s ability to evaluate and execute on acquisitions that will enable the Company to grow its asset base in the near term. The Committee does not use narrow, quantitative measures or formulas in determining the CEO’s compensation. The Committee meets annually to establish operational and financial goals and objectives for the CEO and throughout the year regularly meets in executive sessions and with the CEO to review performance against those objectives. A final meeting of the Compensation Committee as well as with the entire Board is held at the end of each fiscal year to measure results of the prior year as well as to set objectives and establish compensation benchmarks for the subsequent year. Beginning in 2005, annual performance reviews will be held during the first quarter of the year following the close of the previous calendar year.

Thomas F. Conroy
James J. Woodcock

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

With respect to the Company’s outside auditors, the Committee, among other things, discussed with Ehrhardt Keefe Steiner & Hottman PC matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the SEC.

John T. Connor, Jr.
James J. Woodcock
Thomas F. Conroy

Audit and Non-Audit Fees

Aggregate fees for professional services rendered to the Company by Ehrhardt Keefe Steiner & Hottman PC as of or for the two fiscal years ended December 31, 2004 and 2003 are set forth below:

	2004	2003
Audit Fees	$74,053	$141,917
Audit-Related Fees	40,508	51,047
Tax Fees	8,550	6,500
Total	$123,111	$199,464

Audit Fees. Aggregate fees for professional services rendered by Ehrhardt Keefe Steiner & Hottman PC in connection with its audit of our consolidated financial statements included in Forms 10-K and 10-KSB, respectively and the quarterly reviews of our financial statements included in Forms 10-Q and 10-QSB, respectively for the fiscal years 2004 and 2003.

Audit-Related Fees. These were primarily related to SB-2 and SB-2/A filings for the registration of our stock, assistance with the AMEX application process, review of the proxy statement and Form 8-K, and reviews and discussions regarding accounting treatment of debt and equity transactions.

Tax Fees. These were related to tax compliance and related tax services.

Ehrhardt Keefe Steiner & Hottman PC rendered no professional services to us in connection with the design and implementation of financial information systems in fiscal year 2004 or 2003.

STOCK PERFORMANCE GRAPH

The following performance graph reflects the share price performance of Teton Petroleum Company since its shares commenced trading in the United States on the OTC Bulletin Board in November 2001. (Teton shares have been traded on the American Stock Exchange since May 2003). The total return of Teton’s shares is compared to 1) the Russell 2000® Index, an index measuring the performance of 2000 companies with small market capitalizations, and to 2) a peer group of 26 companies with SIC code 1311 (Crude Oil and Natural Gas Producers) with market capitalizations of less than $100 million. All cumulative returns are calculated on a fiscal year basis ending on December 31 of each year and have been weighted by market capitalization.

The Companies included in the peer group are:

Abraxas Pete Corp	Equity Oil Co	Parallel Pete Corp Del

Arena Resources Inc	Exploration Co	Primeenergy Corp

Beta Oil & Gas Inc	Georesources Inc	Pyr Energy Corp

Blue Dolphin Energy Co	Gmx Res Inc	Quest Resource Corp

Castle Energy Corp	Gulfwest Energy Inc New	Tengasco Inc

Chaparral Res Inc	Isramco Inc	Toreador Res Corp

Contango Oil & Gas Co	Kestrel Energy Inc	Tri Vy Corp

Daugherty Res Inc	Magellan Pete Corp	Vaalco Energy Inc

Double Eagle Pete Co	Mexco Energy Corp

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements, and other information with the SEC. Such reports, proxy statements and other information may be inspected without charge at the principal office of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located at 233 Broadway, New York, New York 10279 and 175 W. Jackson Blvd., Suite 900, Chicago, Illinois 60604, and copies of all or any part thereof may be obtained at prescribed rates from the SEC’s Public Reference Section at such addresses. Also, the SEC maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. Such reports, proxy and information statements and other information also can be inspected at the office of the American Stock Exchange, Inc., 86 Trinity Place New York, NY 10006.

The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2004 (which is not part of the Company’s proxy soliciting materials) has been mailed to the Company’s stockholders with or prior to this proxy statement. A copy of the Company’s Annual Report on Form 10-K, without exhibits, will be furnished without charge to stockholders upon request to:

Ms. Gillian Kane
Tel. (303) 542-1878
Teton Petroleum Company
1600 Broadway, Suite 2400
Denver, Colorado 80202-4921
gkane@tetonpetroleum.com

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

PROPOSAL NO. 2

Ehrhardt Keefe Steiner & Hottman PC has served as the Company’s independent auditors since December 1999 and has been appointed by the Audit Committee to continue as the Company’s independent auditors for the fiscal year ending December 31, 2005. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. Ehrhardt Keefe Steiner & Hottman PC has no interest, financial or otherwise, in the Company.

A representative of Ehrhardt Keefe Steiner & Hottman PC is expected to be present at the Annual Meeting. The auditors will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The proxy holders intend to vote the shares represented by proxies to ratify the Board’s selection of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent auditors for the fiscal year ending December 31, 2005.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve interim services by the independent auditors other than the annual audit. The Chairman must report all such pre-approvals to the entire Audit Committee at the next Committee meeting.

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF EHRHARDT KEEFE STEINER & HOTTMAN PC AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

RATIFICATION OF CHANGE IN COMPANY’S NAME

PROPOSAL NO. 3

In response to the Company’s diversification from a producer solely of oil into a concern focused on both oil and gas, the Company believes the name Teton Petroleum Company may be seen as too limiting to the markets in which it operates as well as to the public at large. In order to reflect this change, the Company is proposing to amend its certificate of incorporation to change its name to Teton Energy Corporation.

This change will not affect the rights of the holders of any of our equity securities. The rights, privileges, and preferences of our shareholders will remain the same as they were before the amendment. Certificates for shares issued by Teton Petroleum Company will represent the same number of shares in Teton Energy Corporation. The Company will issue certificates in our new name as old certificates are submitted for transfer or as new shares are authorized for issuance. However, there is no requirement for shareholders to submit their old certificates for re-issuance in the new corporate name.

To effect the corporate name change we must file a Certificate of Amendment to our Amended and Restated Certificate of Incorporation, as amended, to insert the name “Teton Energy Corporation” in lieu of Teton Petroleum Company. If the amendment to change our corporate name is approved by our stockholders we would expect to file the Certificate of Amendment to effect the corporate name change with the Secretary of State of the State of Delaware as soon as practicable. The name change will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. All outstanding plans, such as our option plans, whether previously approved or approved at the 2005 Annual Meeting, will be renamed to reflect the Company’s new name.

A copy of the proposed amendment to the certificate of incorporation is attached as Appendix F to this Proxy Statement.

Approval of this proposal requires the affirmative vote of the majority of the outstanding stock entitled to vote thereon.

THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, DEEMING IT ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND DIRECTED THAT THE AMENDMENT BE CONSIDERED AT THE ANNUAL MEETING. THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION CHANGING OUR CORPORATE NAME FROM TETON PETROLEUM COMPANY TO TETON ENERGY CORPORATION.

APPROVAL OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES AVAILABLE FOR ISSUANCE UNDER THE 2003 EMPLOYEE STOCK COMPENSATION PLAN

PROPOSAL NO. 4

We are asking stockholders to approve an amendment to the Teton Petroleum Company 2003 Employee Stock Option Plan (the “2003 Plan”) to increase the number of shares of Common Stock that are authorized and reserved for issuance under the 2003 Plan by 916,667 shares (from 2,083,333 shares to 3,000,000 shares).

The primary purpose of the 2003 Option Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company’s stock by employees. Under the 2003 Option Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2003 Option Plan.

Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”) or which are not (“Non-ISOs”) intended to qualify as Incentive Stock Options thereunder. The 2003 Option Plan and the right of participants to make purchases thereunder are intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The 2003 Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”) or which are not (“Non-ISOs”) intended to qualify as Incentive Stock Options thereunder. The 2003 Option Plan and the right of participants to make purchases thereunder are intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The 2003 Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

The 2003 Plan was approved by the Company’s stockholders on March 19, 2003. As adopted, the 2003 Plan called for the reservation of 25,000,000 shares for issuance thereunder. At the same annual meeting at which the 2003 Plan was adopted, the Company’s shareholders also approved a 1:12 reverse split. Although the Board of Directors believed that a reasonable interpretation of both actions indicated that since the 2003 Plan was adopted at the same shareholders meeting as the reverse split and further since there were no shares of the 2003 plan technically outstanding at the time of the reverse split’s approval, no adjustment needed to be made to the plan, it nevertheless elected to take a conservative approach and considered the number of shares outstanding for purposes of the 2003 Plan to similarly be reversed, thus resulting in only 2,083,333 shares being available under the 2003 Plan.

The Board of Directors amended the 2003 Plan on May 11, 2004, subject to shareholder approval, to increase the maximum number of shares available under the plan to 3,000,000. The 2003 Plan currently provides, under the Board’s interpretation, for 2,083,333 to be available under the plan. The Board of Directors has approved, and recommends to the stockholders that they approve, an amendment to the 2003 Plan to increase the number of shares of common stock available for issuance pursuant to the 2003 Plan by 916,667 shares so that an aggregate of 3,000,000 shares of common stock may be issued pursuant to the 2003 Plan and to effectively ratify the issuance of additional options to qualified persons in 2004, which options were issued subject to shareholder approval. The Company’s management relies on options to purchase its common stock as essential parts of the compensation packages necessary for the Company to attract and retain experienced officers, directors, and employees. The Board of Directors of the Company believes that the proposed increase in the number of shares available under the 2003 Plan is essential to permit the Company to continue to provide long-term, equity-based incentives to present and future key employees.

The 2003 Plan expires by its terms no later than March 19, 2013. However, it will terminate immediately following stockholder approval of the 2005 Long Term Incentive Plan. See Proposal 5 below; provided, however, that all outstanding and approved options will remain in force until they are exercised or expire pursuant to the terms of the 2003 Plan. As of April 15, 2005, an aggregate of 2,968,037 shares of common stock were issued under the 2003 Plan, net of options cancelled, including 884,704 options that were issued subject to receiving shareholder approval to increase the number of authorized shares under the 2003 Plan.

The following table presents information regarding the options that were prospectively issued subject to shareholder approval:

Name & Position	Dollar Value of Grant	Number of Options Granted
Arleth, Karl F.	$676,406	272,223
Connor, John T.	$186,356	75,000
Conroy, Thomas F.	$186,356	75,000
Cooper, H. Howard	$924,881	372,223
Woodcock, James C.	$496,950	200,000

The full text of the 2003 Stock Plan is attached as Appendix H.

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF
THE AMENDMENT TO THE 2003 EMPLOYEE STOCK OPTION PLAN

APPROVAL OF THE 2005 LONG TERM INCENTIVE PLAN

PROPOSAL NO. 5

At the Annual Meeting, the Company’s stockholders are being asked to approve the Teton Petroleum 2005 Long Term Incentive Plan (“2005 Long Term Incentive Plan”) to replace the 2003 Plan and the 2004 Non-Employee Compensation Plan (the “2004 Plan”). The Board has unanimously approved the 2005 Long Term Incentive Plan and has directed that it be submitted for the approval of the stockholders at the annual meeting. The 2005 Long Term Incentive Plan will become effective on the date of stockholder approval (the “Effective Date”). The 2003 Plan and the 2004 Plan will each terminate immediately after stockholders approve the 2005 Long Term Incentive Plan.

The following description of the 2005 Long Term Incentive Plan is only a summary of the important provisions of the 2005 Long Term Incentive Plan and does not contain all of the terms and conditions of the 2005 Long Term Incentive Plan. The full text of the 2005 Long Term Incentive Plan is attached as Appendix G.

What is the Purpose of the 2005 Long Term Incentive Plan?

Stock-based compensation, also called equity incentives, is a critical component of our compensation program. Our ability to attract and retain qualified, high-performing employees is vital to our success as a company. Our equity compensation programs have historically been and continue to be designed to attract and retain these employees, many of whom view equity incentives as a key component of their compensation. Stock-based compensation encourages and rewards employee performance and links it to shareholder value. We believe that such flexibility is all-the-more important since the Company has shifted its focus from Russia into North America, where competition for highly qualified employees in the oil and gas industry is especially competitive. We believe that the 2005 Long Term Incentive Plan will provide us with the flexibility to offer a variety of competitive stock-based compensation. In addition, stock-based compensation will also help us retain consultants, professionals, and service providers who provide services to the Company in connection with, among other things, the Company’s obligations as a publicly held reporting company. Furthermore, we expect to benefit from the added interest that the non-affiliated Awardees will have in our welfare as a result of their ownership or increased ownership of our Common Stock.

The Board of Directors has adopted, and is submitting to shareholders for approval, the 2005 Long Term Incentive Plan.

Background
Because the Board of Directors believes that the fundamental objective of a long term incentive compensation program is the alignment of management and shareholder interests, the Board of Directors has designed the 2005 Long Term Incentive Plan to focus management on the long-term interests of the Company’s shareholders and align management’s interests with shareholders. The 2005 Long Term Incentive Plan allows for several forms of awards based on the value of Common Stock and for the utilization of performance based vesting targets that measure operational and financial performance improvements relevant to shareholder value. Key points include:

•
Emphasis on Performance Based Awards. The Committee intends to direct the greatest portion of awards to vest solely on the basis of performance targets. The most senior executive group of executives will receive 60% of the value of their awards in the form of performance share units subject to three-year performance targets. A performance share unit is equal in value to a share of Common Stock. Between 20 and 25% of the value of awards to other executives and employees will consist of performance share units.

•
Discounted stock option and stock appreciation rights and re-pricing prohibited. The 2005 Long Term Incentive Plan prohibits stock appreciation rights or stock option awards with an exercise price less than fair market value of Common Stock on the date of grant. The 2005 Long Term Incentive Plan also prohibits re-pricing such awards or the cancellation of such awards in exchange for new awards with a lower exercise price, except in the event of stock splits and certain other capital transactions.

•
Inclusion of minimum vesting provisions. The 2005 Long Term Incentive Plan generally provides for a minimum three-year vesting schedule for stock appreciation rights and stock options. Additionally, awards contingent upon performance-based vesting will also generally be subject to a three-year performance measurement period. No more than 60% of awards may be subject to less than a three-year vesting period.

•	Plan Term. The 2005 Plan will expire on the fifth anniversary of the shareholder approval date.

•
Shares terminated under prior plans will not increase plan reserve. Shares subject to awards under previous plans that are cancelled, forfeited, or expired will not be available for re-grant in the 2005 Long Term Incentive Plan. There will be no transfer of unused shares reserved for other plans into the 2005 Long Term Incentive Plan share reserve. Upon approval of the 2005 Long Term Incentive Plan, Teton will not grant any new awards under existing equity compensation plans.

•
Shares surrendered to pay taxes or exercise price for stock options will not increase the plan reserve. Shares tendered to Teton for taxes or to pay the exercise price will not provide Teton with additional shares for the 2005 Long Term Incentive Plan.

•
Stock appreciation rights settled in shares will not be counted on a net basis. Each stock settled stock appreciation right will count as a full share against the 2005 Long Term Incentive Plan share reserve limit rather than the net gain realized upon exercise.

Description of the Plan
The text of the 2005 Long Term Incentive Plan is attached hereto as Appendix G and is hereby incorporated by reference. The following summary of key provisions of the 2005 Long Term Incentive Plan is qualified in its entirety by reference to the attached 2005 Long Term Incentive Plan document.

Purpose of the Plan
The purpose of the 2005 Long Term Incentive Plan is to align shareholder and management interests through stock and performance-based awards linked to shareholder value and to give Teton a competitive advantage in attracting and retaining key employees and directors.

Eligibility and Participation
Executives, employees, directors and certain consultants of Teton, its subsidiaries and affiliates will be eligible to participate in the 2005 Long Term Incentive Plan, as determined by the Committee. Upon approval of the 2005 Long Term Incentive Plan by shareholders, Teton will not grant any new awards under the 2003 Plan or the 2004 Plan.

Administration of the Plan
The 2005 Long Term Incentive Plan will be administered by the Committee, composed exclusively of independent non-employee directors in accordance with American Stock Exchange listing requirements. The Committee will have full authority to administer the 2005 Long Term Incentive Plan, including, without limitation, the authority to determine who will receive awards, to establish the specific terms that will govern awards as will be set forth in individual award agreements, to interpret awards and 2005 Long Term Incentive Plan provisions, to revoke awards in the event of serious misconduct and to amend the Plan and outstanding awards subject to certain limitations set forth in the Plan document. The Committee may delegate authority to officers of Teton, provided however, that it may not delegate authority with respect to executives who are reporting persons under Section 16 of the Securities Exchange Act of 1934. The Committee’s authority to amend existing awards is restricted in the event of a change in control. The Board’s Governance and Nominating Committee will authorize awards to non-employee directors.

Shares Reserved for Plan Awards
There shall be reserved and available for issuance under the Plan (a) for the first Plan Year, that number of shares equal to 20% of the total number of shares of Common Stock outstanding as of the Effective Date and (b) for each subsequent Plan Year, (i) that number of shares equal to 10% of the total number of shares of Common Stock outstanding as of the first day of each respective Plan Year, plus (ii) that number of shares of Common Stock reserved and available for issuance but unissued during any prior Plan Year during the Term of the Plan; provided, however, in no event shall the number of shares of Common Stock available for issuance under the Plan as of the beginning of any Plan Year plus the number of shares of Common Stock reserved for outstanding awards under the Plan exceed 35% percent of the total number of shares of Common Stock outstanding at that time, based on a three-year period of grants. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof.

Individual Award Limits
The number of shares subject to awards of (i) Stock Options, (ii) Stock appreciation rights or (iii) Stock bonus awards made to any individual in any Plan Year may not exceed 20% of the shares of Stock reserved and available for issuance in such Plan Year. Except as otherwise provided herein, any shares subject to an option or right which for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

Stock Appreciation Rights and Stock Options
The 2005 Long Term Incentive Plan provides for awards of stock appreciation rights, non-qualified stock options and incentive stock options intended to comply with Section 422 of the Internal Revenue Code. The Committee intends to utilize stock appreciation rights for regular cycle awards if tax-efficient, or, alternatively, will use non-qualified stock option awards. The 2005 Long Term Incentive Plan specifically prohibits stock appreciation rights and stock options with an exercise price less than the fair market value of Common Stock on the date of grant, the re-pricing of stock appreciation and stock option awards or the cancellation of such awards in exchange for new awards with a lower exercise price unless approved by the Company’s shareholders except in the event of a stock split or certain other capital transactions.

A stock appreciation right entitles the holder to receive shares of Common Stock or cash equal in value to the difference between the fair market value of Common Stock on the exercise date and the value of Common Stock on the grant date. Stock appreciation rights and stock options will have a maximum term of 10 years. Generally, options will be subject to a minimum three-year vesting schedule. In limited circumstances, the Committee can provide grants with a vesting schedule of less than three years; however, no more than60% of the pool of shares can be used for awards to executives and directors that have a vesting period of less than three years. Upon retirement, however, stock appreciation rights and stock options will become exercisable if the recipient has held them for at least one year. Exercisable stock appreciation and stock option awards may be exercised for a period of 90 days following termination, or until expiration of their term following termination after age 55. In cases of long-term disability, awards are not forfeited and will remain outstanding and become exercisable as scheduled during the period of disability. All outstanding stock appreciation right and stock option awards will become exercisable for a period of three years in the event of the death of the participant.

Restricted Stock and Restricted Stock Unit Awards
A restricted stock award is an award of shares of Common Stock subject to a restriction on transferability. The restriction on transferability will lapse following a stated period of time, upon attainment of specified performance targets or some combination thereof. Generally, awards will be subject to a multi-year time or performance based vesting schedule. In limited circumstances, the Committee can provide grants with a vesting schedule of less than three years; provided, however, that such grants to executives and directors may not exceed 10% of the shares reserved for full value share awards under the 2005 Long Term Incentive Plan. A recipient of a restricted stock award will have all of the rights of a holder of Common Stock with respect to the underlying shares except for the restriction on transferability, including the right to vote the shares and receive dividends. A restricted stock unit is equal in value to one share of Common Stock and will vest following a specified period of continuous employment (or service in the case of a consultant) as set forth in the award agreement. A performance share unit is a restricted stock unit that will vest solely upon the achievement of specified performance targets. The holder of a restricted stock unit or performance share unit award is generally not entitled to the rights of a holder of Common Stock. Both restricted stock units and performance share units will be settled by delivery of shares of Common Stock or cash, as specified in the award agreement.

The 2005 Long Term Incentive Plan also authorizes other types of awards valued by reference to Common Stock.

Change in Control and Other Events
The 2005 Long Term Incentive Plan provides the Committee with discretion to take certain actions with respect to outstanding awards in the event of a change in control or certain other material events that affect Teton’s capital structure or the number of shares of Common Stock outstanding. In the event of a stock split, reverse stock split, share combination, recapitalization, sale of assets, extraordinary dividend or other event affecting the value of a share of Common Stock or the number of shares outstanding, the various share limitations set forth in the 2005 Long Term Incentive Plan and the number of shares subject to outstanding awards will be adjusted as necessary and appropriate to reflect the change in the number or value of outstanding shares and to preserve the value of outstanding awards. The Committee may also, in its discretion, take other actions, including without limitation, the cancellation of outstanding awards in exchange for payments of cash, property, or a combination thereof having an aggregate value as determined by the Committee to be appropriate to protect the value of participants’ interests in their awards.

In the event of a change in control, the Committee may, in its discretion, provide that all stock appreciation rights and stock options will immediately vest and become exercisable, lapse any restrictions applicable to restricted stock and provide that performance based vesting targets applicable to performance share units and other awards will be deemed satisfied and that such performance based awards will be considered to be earned and payable in full. In addition, if within 24 months following a change in control an award recipient is involuntarily terminated, resigns following a material and adverse change in compensation, responsibilities, functions or reporting relationship or resigns rather than relocate more than 50 miles from his or her job location, then, without further action by the Committee, such recipient will become vested in all outstanding awards as of the date of termination. Stock appreciation rights and stock options so vested may be exercised until the earlier of the third anniversary of the date of termination or the expiration of the term of the award.

For purposes of the 2005 Long Term Incentive Plan, a change in control means generally: (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act) of beneficial ownership of 15% or more of the then outstanding shares of Common Stock; (ii) a change in the composition of the Board of Directors such that the individuals who constitute a majority of the Board cease for any reason to constitute at least a majority of the Board (for this purpose, individuals whose nomination for election to the Board is approved by a vote of at least two-thirds of the directors then comprising the incumbent board shall be considered to be a member of the incumbent board); or (iii) the consummation of a merger or similar consolidation following which: (A) the individuals and entities that were owners of Common Stock do not own more than 50% of the outstanding shares of the new resulting business entity; or (B) an individual or group owns 15% or more of the outstanding shares of the resulting new business entity; or (C) the members of the incumbent Teton Board do not comprise a majority of the board of directors of the resulting new business entity.

Qualified Performance-Based Awards
The 2005 Long Term Incentive Plan provides that compensation from stock options, stock appreciation rights, performance share units and other performance-based awards will generally be structured to be exempt from the limitation on deductible compensation imposed by Section 162(m) of the Internal Revenue Code Section. The Committee will administer the 2005 Long Term Incentive Plan and the 2005 Long Term Incentive Plan will be interpreted consistent with the purpose of maintaining the exemption from the Section 162(m) deduction limitation, except that qualified performance targets will be waived in the event of death and may be waived in the event of a change of control. The Committee is responsible for certifying to the measurement of applicable performance targets. The 2005 Long Term Incentive Plan provides that performance based compensation awards intended to be exempt from the Section 162(m) deduction limitation will be subject to vesting on the basis of one or more of the following performance targets: (i) diluted earnings per share; (ii) total shareholder return; (iii) working capital and gross inventory turnover; or (iv) revenue growth. The Committee shall determine which of the foregoing criteria shall be applicable to awards and shall set the specific targets no later than 90 days following the commencement of the applicable measurement period, which will generally be 3 years.

Effective Date and Term
The 2005 Long Term Incentive Plan will be effective June 2, 2005 if approved at the Annual Meeting. The first regular cycle of award grants will occur in 2005. The 2005 Long Term Incentive Plan will terminate on the fifth anniversary of shareholder approval. The 2005 Long Term Incentive Plan may be amended by the Committee provided that no 2005 Long Term Incentive Plan amendment may materially impair the rights of award recipients with respect to existing awards and no amendment shall be made without approval of Teton’s shareholders to the extent that such approval is required by applicable law or the listing standards of the American Stock Exchange.

Federal Income Tax Consequences
The following discussion is intended only as a brief summary of the material U.S. Federal income tax rules that are generally relevant to 2005 Long Term Incentive Plan awards. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

Upon the exercise of a stock appreciation right, an award recipient will be subject to ordinary income tax, and wage and employment tax withholding equal to the excess of the fair market value of Common Stock on the exercise date over the fair market value of Common Stock on the date of grant. Teton will generally be entitled to a corresponding deduction equal to the amount of ordinary income that the recipient recognizes. Upon the sale of Common Stock acquired upon exercise of a stock appreciation right, the recipient will recognize long or short-term capital gain or loss, depending on whether the recipient held the stock for more than one year from the date of exercise. Upon the exercise of a non-qualified option, the excess of the fair market value of the shares acquired on the exercise of the option over the exercise price paid (the “spread”) will constitute compensation taxable to the recipient as ordinary income. Teton will generally be entitled to a corresponding deduction equal to the amount of ordinary income recognized by the recipient. With respect to incentive stock options (“ISOs”), a recipient who holds shares acquired upon exercise will not recognize taxable income. If the recipient holds the shares for at least one year, the recipient will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock’s selling price and the exercise price. Teton will not receive a tax deduction with respect to the exercise of an ISO if the one year ISO holding period is satisfied. Award recipients do not recognize any taxable income and Teton is not entitled to a deduction upon the grant of a stock appreciation right, a non-qualified option or an ISO.

The recipient of a performance share unit, restricted stock, restricted stock unit, or other stock-based or performance based award will not recognize taxable income at the time of grant as long as the award is subject to a substantial risk of forfeiture as a result of performance based vesting targets, continued service requirements or other conditions that must be satisfied before payment or delivery of shares can occur. The recipient will generally recognize ordinary income and be subject to wage and employment tax withholding when the substantial risk of forfeiture expires or is removed unless the cash to be paid or shares to be delivered are deferred until a date subsequent to the vesting date. Teton will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes.

Foreign Employees and Foreign Law Considerations
The Committee may grant awards to individuals who are foreign nationals and are located outside of the United States. With respect to such individuals, the Committee is authorized to amend the 2005 Long Term Incentive Plan, establish sub-plans and/or provide provisions to applicable award agreements for the purpose of complying with legal or regulatory provisions of countries outside the United States.

Required Vote

Approval of the 2005 Long Term Incentive Plan requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF
THE 2005 LONG TERM INCENTIVE PLAN

ADDITIONAL INFORMATION

Other Business

The Board is not aware of any other business that will come before the Annual Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Annual Meeting.

Stockholder Proposals

In order for stockholders proposals to be included in Teton’s proxy statement for the 2006 Annual Meeting, they must be received by Teton at its principal executive office, 1600 Broadway, Suite 2400, Denver, Colorado 80202 by January 16, 2006. All other stockholder proposals, including nominations for Directors, must be received by Teton not less than 60 days or more than 90 days prior to such Meeting, which is tentatively scheduled for May 11, 2006.

Availability of Certain Documents Referred to Herein

This Proxy Statement refers to certain documents of the Company that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this Proxy Statement is delivered, upon oral or written request, without charge, directed to Gillian Kane, Vice President, Investor Relations, Teton Petroleum Company, 1600 Broadway, Denver, Colorado 80202, telephone number (303) 542-1878.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

James J. Woodcock, Chairman

Denver, Colorado May 11, 2005

APPENDIX A

AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the Board. The committee shall be appointed by the Board and shall comprise at least two Directors, each of whom is independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the Board in fulfilling their oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

•
The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s stockholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company’s independent auditors, subject to stockholders’ approval.

•
The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

•
The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. In addition, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

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•
The committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

A-2

APPENDIX B

COMPENSATION COMMITTEE CHARTER

1. PURPOSE

The Executive Compensation Committee (“Committee”) shall assist the Board of Directors in the discharge of its responsibilities with respect to the compensation of the Corporation’s outside Directors, executive officers, and other key employees and consultants, and for such purpose shall review compensation arrangements for the Corporation’s executive officers and administer all employee benefit plans, including any equity incentive plan adopted by the Corporation.

The Committee is authorized to approve the compensation payable to the Corporation’s executive officers and other key employees, approve all perquisites, equity incentive awards, and special cash payments made or paid to the Corporation’s executive officers and other key employees and consultants, and approve severance packages with cash and/or equity components for the Corporation’s executive officers and other key employees.

2. COMPOSITION OF THE EXECUTIVE COMPENSATION COMMITTEE

The Committee shall consist of not less than two Directors each of whom shall be an independent director under American Stock Exchange (“AMEX”) listing standards, a “nonemployee director” within the meaning of Rule 16b-3 issued the Securities and Exchange Commission (“SEC”), and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

3. RESPONSIBILITIES AND DUTIES

In carrying out the purpose and authorities set forth in Section 1 above, the Committee shall:

A.
Executive Officer Compensation. Review and approve the corporate goals and objectives relevant to the compensation of the Corporation’s Chief Executive Officer (“CEO”) and other executive officers, evaluate the officers’ performance in light of those goals and objectives, and set the officers’ compensation level based on this evaluation;

B.
Significant Officer Contracts. Review and approve significant employment agreements, arrangements, or transactions with executive officers, including any arrangements having any compensatory effect or purpose;

C.
Director Compensation. Review and recommend to the Board appropriate director compensation programs for service as Directors, committee chairmanships, and committee members, consistent with any applicable requirements of the listing standards for independent Directors;

D.
Compensation Policies and Performance Review. Periodically assess the Corporation’s policies applicable to the Corporation’s executive officers and Directors, including the relationship of corporate performance to executive compensation;

E.
Equity Plan Awards. Approve stock option grants and other equity-based or incentive awards under any stock option or equity incentive compensation plans adopted by the Corporation, and otherwise assist the Board in administering awards under these plans;

F.
Evaluate Stock and Incentive Plans. Evaluate and make recommendations to the Board concerning any stock option or equity incentive compensation plans proposed for or adopted by the Corporation and make recommendations to the Board with respect to incentive compensation plans and equity-based plans;

G.
Retention of Compensation Consultants and Other Professionals. Have full authority to hire independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Corporation’s executive officers and other key employees;

H.
Committee Report in Proxy Statement. Assist in the preparation of and approve a report of the Committee for inclusion in the Corporation’s proxy statement for each annual meeting of stockholders in accordance with the rules of the SEC and any requirements of the AMEX;

I.
Review. Periodically review the operation of all of the Corporation’s employee benefit plans, though day-to-day administration of such plans, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, shall be performed by Corporation management;

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J.	Access to Executives. Have full access to the Corporation’s executives as necessary to carry out its responsibilities;

K.	Other Activities. Perform any other activities consistent wit h this Charter, the Corporation’s By-laws and governing law as the Committee or the Board deems necessary or appropriate;

L.	Review Charter. Review the Committee Charter from time to time for adequacy and recommend any changes to the Board; and

M.	Report to Board. Report to the Board of Directors on the major items covered at each Committee meeting.

4. EXECUTIVE COMPENSATION COMMITTEE MEETINGS

The Committee shall meet with the CEO at or near the start of each fiscal year to discuss the goals and incentive compensation programs to be in effect for such fiscal year and the performance targets triggering payout under those programs. The Committee shall, by duly authorized resolution, establish the incentive compensation programs to be in effect for the fiscal year for the Corporation’s executive officers and other participants, including the financial objectives to be attained and the procedures for determining the individual awards payable under those programs. At or near the end of each fiscal year, the Committee shall meet to review performance under those programs and award bonuses thereunder. At that time the Committee shall also adjust base salary levels in effect for the Corporation’s executive officers and review the overall performance of the Corporation’s employee benefit plans.

The Committee shall also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter. A majority of the total number of members of the Committee shall constitute a quorum at all Committee meetings. A majority of the members of the Committee acting shall be empowered to act on behalf of the Committee.

Minutes shall be kept of each meeting of the Committee.

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APPENDIX C

CODE OF BUSINESS CONDUCT AND ETHICS

Introduction

We ask for, and expect, a great deal from everyone associated with Teton Petroleum Company and its domestic and foreign operations (collectively, the “Company”). We ask that you produce outstanding results and maintain high standards of business conduct. We ask that you become deeply involved with our business in its many forms. We ask that you work smart and make intelligent and rational decisions, which make the difference in our ability to be successful throughout the world in highly competitive businesses. At the same time, we also ask that you, as members of this Company, act in ways that will bring credit to yourselves, your families and your associates.

The purpose of this Code of Business Conduct and Ethics (the “Code”) is to set forth the basic principles and guidelines for the employees, officers, and directors of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (collectively, the “Employees”), and to codify standards reasonably designed to deter wrongdoing.

In addition to strict compliance with legal requirements and local customs, all Employees are expected to be guided by the principles of honesty and professionalism in the conduct of the Company’s affairs, and to comply with the policies contained, or referred to, in this Code. No code of business conduct and ethics can replace the thoughtful behavior of Employees. However, such a Code can focus the board and management on areas of ethical risk, provide guidance to personnel to help them recognize and deal with ethical issues, provide mechanisms to promptly report unethical conduct, and help to foster an awareness of the Company’s obligations to shareholders, other Employees, customers, vendors, and the general public.

You are then responsible for compliance with this Code and, if you are a supervisor or manager, for making sure that those under your supervision know and adhere to it also. Failure to comply with the Code in any respect will result in disciplinary action, termination of employment, or other corrective action determined legally appropriate by the Company. If you are in a situation which you believe may violate or lead to a violation of this Code, a law, or Company policy, follow the guidelines described in Section 23 of this Code.

Section 1. Conflicts of Interest

To maintain the highest degree of integrity in the conduct of the Company’s business and to maintain an Employee’s independent judgment, each Employee must avoid any activity or personal interest that creates or appears to create a conflict of interest between the Employee’s interest and the interests of the Company.

When conducting Teton-related activities, you must devote your undivided loyalty to the business of Teton and avoid (1) any situation that might result in a conflict between your personal interests and the interests of the Company; and (2) any activity or financial interest that might reflect unfavorably on your or the Company’s integrity or high reputation in the business community. In addition, if an activity or investment would be improper for you, it may also be improper for your family members or any business controlled by you or any family member. Absent disclosure to the General Counsel of a particular situation which raises a conflict of interest issue to determine whether the situation may continue, you need adhere to the following principles:

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You may not realize any personal gain or profit from the Company’s dealings with suppliers, customers or other firms or persons doing or seeking to do business or competing with Teton. You should avoid situations or the receipt of favors that could interfere with your exercise of independent judgment; cause you to act other than in the best interest of the Company; or deprive Teton of your undivided loyalty.

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You may not take, for your own individual benefit, opportunities that are discovered through the use of your Company position or the Company’s property or information. You owe a duty to the Company to advance its legitimate interests whenever the opportunity to do so arises.

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Neither you nor members of your family may have a financial interest, direct or indirect, in any firm doing business or competing with Teton, if you are in a position to influence awarding of or managing the business or competition between Teton and that firm, except for publicly traded shares or other securities not exceeding 1% of the outstanding shares or other securities of that company.

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Neither you nor any member of your family is permitted to accept money, gifts of more than token value, substantial favors or services, or excessive entertainment, from any person or firm doing business or competing with Teton. Likewise, gifts or favors that you make to any employee of another enterprise (a supplier, a customer or any other firm) should not be of a nature or amount that could even create the appearance of a bribe, kickback or unlawful gift. Any attempt to offer a gift of the magnitude that indicates an intent to exert improper influence must be reported promptly to the Company’s General Counsel. If because of cultural or other reasons the receipt of a gift exceeding token value cannot be avoided, and/or the gift cannot be returned, the General Counsel must be consulted with respect to the gift’s proper disposition, and that disposition must be confirmed in writing to the Law Department.

▪	You are not permitted to accept outside employment that may adversely affect your relationship with Teton.
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If you have any responsibility for or knowledge of the Company’s investments in other companies, you must not make any personal investment, direct or indirect, in those companies. You are not permitted to use information obtained as a result of your relationship with Teton for personal profit or as the basis for a “tip” to others unless the Company has made that information generally available to the public. For example, the purchase of real estate near property that you are aware is being considered for purchase or development by the Company would be a conflict and thus prohibited. In addition, you must not purchase or sell stock or other securities of Teton or of any other company if because of information you learned in confidence, either directly or indirectly, as a result of your relationship with Teton, you believe that the price of such stock or other security will increase or decrease. Finally, as part of the Company’s desire to avoid even the appearance of any conflict of interest, any director or executive officer or other employee designated by the Company as being subject to the obligation described in this paragraph (or any member of his or her immediate family) who is offered the opportunity to participate in any offering of securities by any person or entity with whom the Company has an investment or commercial banking or other supplier or customer relationship must notify and secure the approval for such participation from the Company’s Legal Counsel before participating in any such offering. See also the Company’s insider trading policy.

You must report to the Company’s Legal Counsel any personal interests or circumstances that might constitute a conflict of interest, as described above, in the attached Employee Affirmation or as soon as the circumstances arise. Depending on the degree of potential conflict, appropriate action may be taken, which may include requiring you (or a family member) to divest a financial interest, to accept a new position within Teton or to return or to pay for gifts or other favors received. Failure to report any actual or potential conflict of interest, or continuing to engage in such conduct after being advised of its impropriety, is grounds for disciplinary action, including termination.

Conflicts of interest may not always be clear-cut; thus, if you believe that any transaction or activity may constitute a conflict of interest, you should promptly consult with the Teton Law Department.

Generally, a “conflict of interest” exists when a person’s private interest interferes in any way with the interests of the Company. A conflict situation can arise when an Employee takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Sections 2, 3, and 4 of this Code provide specific examples of conflicts of interest. Loans to, or guarantees of obligations of, Employees and their family members may also create conflicts of interest.

Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with your manager, or a higher level of management or member of the Company’s legal counsel. Any Employee who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel or consult the procedures described in Section 21 of this Code.

Special Rules for Members of the Board of Directors and Executive Officers

The Board of Directors or the Audit Committee of the Board must approve a director’s or an executive officer’s direct or indirect interest in a transaction involving the Company and the director or officer and a third party.

The Board of Directors will determine on a continuing basis whether, in its judgment, a director’s relationship with other business, consulting, legal, charitable or other institutions impair his or her independence as a director.

Executive officers of the Company must obtain the approval of the Board of Directors or the Audit Committee of the Board for any outside employment, or any directorships with for-profit entities.

Only the Board of Directors or the Audit Committee of the Board may grant a waiver of this Code for executive officers and directors.

Loans from the Company to directors and executive officers of the Company are prohibited in accordance with applicable federal law.

Section 2.  Interest in Other Business Organizations

Employees or members of their families should not have a “significant financial interest” in any business organization that does, or seeks to do, business with the Company, or is a competitor of the Company, unless such interest has been fully disclosed in writing to the Employee’s Human Resources Manager, who will determine whether the Employee’s duties with the Company will require him or her to make decisions that could be influenced by such interest.

As a minimum standard, a “significant financial interest” is an aggregate interest of an Employee and family member of more than:

1% of any class of outstanding securities of the firm or corporation, or
10% interest in any partnership or association, or
5% of the total direct and beneficial assets or income of such company.

Family members include spouse, minor or adult child, stepchild, parents, stepparents, brothers, sisters, grandparents, grandchildren, in-laws and any person living in the same household.

An Employee must not conduct business on behalf of the Company with a member of his/her family, or business organization with which the Employee or family member has “significant financial interest” or is a director, officer, employee, creditor or proprietor. An Employee whose duties bring him or her into contact with an organization that employs a family member should take appropriate precautions to avoid a potential conflict of interest or the suspicion of preferential treatment. The Employee should consult with his or her supervisor and, if necessary, disqualify himself or herself from acting on behalf of the Company.

Section 3.  Gifts, Gratuities and Payments to Employees

No Employee should accept gifts, loans, favors, or entertainment, directly or indirectly, from any person, firm, or corporation doing business, or seeking to do business, with the Company, other than nominal gifts or courtesies as described further below. Gifts or loans of cash or other property, or gift certificates in any amount whatsoever, or any form of bribe or kickback, to Employees by existing or potential suppliers of the Company are forbidden. This policy does not prohibit either giving or receiving reasonable courtesies in the normal course of business.

In the application of this policy, Employees may accept such courtesies only if they meet all of the following criteria:

1.
They are consistent with accepted business practice and in a form that is not, will not appear to be, or will not be construed as, a bribe, kickback, payoff or substantial personal benefit to the Employee.

2.	They are of nominal value or intended for business use, such as datebooks, desk calendars or reasonable business meals.

3.	They do not violate any applicable law, regulation or generally accepted ethical standard.

4.	Public disclosure of the facts would not embarrass the Company.

The policy is not intended to eliminate participation in business-related functions and activities that occur in conjunction with seminars, exhibits, meetings and presentations, which often involve lunches, dinners and entertainment. These can be, under the proper circumstances, in the best interest of the Company. Failure to comply with this prohibition in any respect will result in disciplinary action, termination of employment, or other corrective action determined legally appropriate by the Company.

Services offered by a supplier may be accepted by an Employee when the need for the services are associated with a business relationship, and the supplier provides the service to other customers and prospects as a normal part of its business, (e.g., travel agency services). The services should generally be of the type normally used by Employees and allowable on the travel expense account.

If in doubt as to the propriety of any gift or activity, it should be cleared with the Corporate Attorney or the CEO. In making this judgment, the Employee must go beyond the question of whether the gift or activity would influence an Employee in any way and should consider what unfavorable appearance or interpretation might be placed on this action by a critical third party who has the advantage of hindsight.

Section 4.  Corporate Opportunities Converted to Personal Benefit

As Teton employees, we are obligated to place Teton’s interests in any business transaction ahead of any personal interest or personal gain to the individual employee (and, for purposes of this policy, to the employee’s spouse, family member, roommate, friend or other individual). Each employee is under an affirmative obligation to bring to the attention of his or her supervisor, Legal Counsel or the CEO or CFO any situation that is an actual, alleged or even potential conflict of interest.

Employees are prohibited from taking for themselves personally any business opportunities that are discovered or learned through the use of corporate property, information or position without the consent of the Board of Directors. No Employee may use corporate property, information, or position for personal gain, and no Employee may compete with the Company directly or indirectly. Employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

Section 5.  Fair Dealing with Customers, Suppliers, Competitors and Others

Employees who make or are involved in making business decisions for the Company must do so using consistent and unbiased standards. We seek to outperform our competition fairly and honestly by gaining competitive advantages through superior performance, and each Employee should deal fairly with the Company’s customers, suppliers, competitors and Employees.

Section 6.  Company Records and Preservation of Assets

Accurate and auditable records of all Company financial transactions must be maintained in conformity with generally accepted accounting principles and local requirements.

Employees are responsible for safeguarding and preserving Company assets and properties under their control. Employees are also responsible for providing an auditable record of financial transactions related to the use of these assets. No “off-the-books” funds (e.g., side cash funds, reserves or allowances) or transactions that are not documented in the Company’s regular accounting system are permitted. Guidelines are as follows:

1.
The use of Company funds or assets for any improper or unlawful purpose is prohibited. Improper purposes include the use of Company time, materials, assets or facilities for purposes not related directly to the Company’s business, or the removal or borrowing of the Company’s property without permission.

2.	All assets, liabilities, revenues, expenses and transactions must be accurately reported on the books of the Company, in accordance with the Company’s accounting procedures.

3.	No false or misleading entries may be made in the books and records of the Company.

4.	No undisclosed or unrecorded fund or asset of the Company may be established or maintained for any purpose.

5.
No payment on behalf of the Company may be approved or made with the intention or understanding that any part of such payment is being made for any purpose other than that described in the documents supporting such payment.

Dishonest reporting or failure to disclose information that by law or by contract must be disclosed is strictly prohibited by this Code and will not be tolerated. Violation of these guidelines may lead not only to termination of employment, but could also lead to civil or criminal liability or monetary damages for Employees or the Company.

Section 7.  Proprietary or Confidential Information

You must not disclose any Company confidential or proprietary information, or confidential information entrusted to you by the Company’s customers, to anyone outside the Company, except when disclosure is authorized by the Company’s general or outside counsel, or required by laws or regulations. Furthermore, such information is to be used only in the Company’s business. These obligations apply whether or not you developed the information yourself. You should also limit the disclosure of proprietary information within the Company to those Employees with a “need to know.”

Proprietary or confidential information subject to the foregoing restriction on disclosure includes all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed, such as information of the type contained in patents, copyrights or trademarks, or held as trade secrets. It also includes the business, financial, marketing and service plans associated with products; designs, engineering and manufacturing ideas, know-how and processes; Company business and product plans with outside suppliers and customers; manufacturing performance data; unpublished financial data and reports; information pertaining to acquisition and divestiture plans, directional strategy, and competitive position; product test results; a variety of internal data bases; and personnel and salary information.

Section 8.  Compliance with Laws, Rules and Regulations

The Company’s goal is to comply with the spirit and letter of the laws, rules and regulations that apply to our business, and also to endeavor to abide by the highest principles of ethical standards and honor. This means obeying the law, both in letter and in spirit. All Employees must respect and obey the governmental laws, rules and regulations of the cities, states and countries in which we operate. Although not all Employees are expected to know the details of these laws, it is important to know enough to determine when to seek advice from supervisors, managers or other appropriate personnel.

Section 9.  Public Communications

All disclosures in reports and documents that the Company files with the U.S. Securities and Exchange Commission (the “SEC”), as well as all other public communications made by the Company, should be complete, fair, accurate, timely and understandable.

Section 10.  Insider Trading

On occasion, Employees of the Company come into possession of non-public information concerning the Company and its affairs. This information about the Company comes to us so that we can do our jobs better, not so that we can benefit personally by using inside information in the stock market. Disclosure of material non-public information is against Company policy and knowledge of such information may not be used under any circumstances for the Employee’s personal benefit in the stock market. Failure to observe these rules could potentially expose an Employee to civil or criminal penalties. Material information means: “any information concerning the Company that is not yet public knowledge, but that, if publicly known, could reasonably be expected to affect the price of the Company’s stock, or is likely to be considered important by a reasonable investor.” The Employee’s responsibilities are twofold under SEC rules:

1.	Employees cannot buy or sell Teton Petroleum Company stock at any time when he or she has material information about the Company that is not known to the investing public.

2.	Employees cannot tip off others to buy or sell Teton Petroleum Company stock on the basis of his or her material information that is not known to the investing public.

Similar restrictions apply to trading in the stock of other companies on the basis of non-public information an Employee may learn in the course of his or her employment at the Company.

Limitations on use of information obtained as a result of employment for personal gain is not limited to transactions involving stock. For example, the purchase of real estate near property that an Employee knows is being considered for purchase by the Company constitutes a conflict of interest.

Please also see the Company’s Insider Trading Policy.

Section 11.  Gifts, Gratuities and Payments by the Company

All customer relations are maintained on the fundamental premise that our business efforts are based on quality and performance at an agreed price. Accordingly, Employees are prohibited from attempting to promote the Company and its business offerings, or to gain improper concessions for the Company by giving any bribe, kickback, payment, gift, loan or special favor to customers, except casual entertainment or items of nominal value. Any form of indirect payment also is prohibited under this policy. A legitimate use, however, of accepted business techniques, such as employment of a reputable, independent commissioned agent, is proper if done in accordance with established Company policies and procedures and under terms by which the agent is expected to adhere to the similar policies prohibiting improper payments or actions.

Gifts, favors and entertainment may be given to others at Company expense only if they meet all of the following criteria:

1.	They are consistent with accepted business practices and in a form that is not, will not appear to be, or will not be construed as, a bribe, kickback, payoff or substantial benefit.

2.	They are of nominal value or intended for business use such as datebooks, or desk calendars.

3.	They do not violate any applicable law, regulation or generally accepted ethical standard of the locale.

4.	Public disclosure of the facts would not embarrass the Company.

5.	The cost is allowable under the applicable expense account policy.

The recipient’s policies regarding such gifts, favors and entertainment should be respected.

Business gifts, loans or favors to U.S. federal, state, or municipal employees are strictly forbidden. Business gifts or favors to overseas customers must conform to the Foreign Corrupt Practices Act, local law, and Company policy. The Company’s Foreign Corrupt Practices Act policy is articulated in a separate document and is specifically referenced herein.

The Company adheres to the letter and spirit of the Foreign Corrupt Practices Act. This Act prohibits giving money or items of value to foreign officials for the purpose of obtaining or retaining business from a foreign government or influencing foreign legislation or regulations. The Foreign Corrupt Practices Act further prohibits giving money or items of value to any person or firm where there is reason to believe that it will be passed on to a government official for this purpose. The law also requires that accurate records and accounts be maintained in reasonable detail and prohibits the establishment of off-the-books corporate slush funds. The Foreign Corrupt Practices Act has severe penalties, including fines and imprisonment. All matters pertaining to this statute must be coordinated with the Company’s CFO and legal counsel.

Section 12.  Political Contributions

Contributions by the Company to federal candidates or political parties are prohibited by law and may not be made. State and local laws often prohibit and restrict contributions by corporate organizations. It is Company policy that no contributions may be made at the state or local level that do not comply with applicable law and without the written approval of the Company’s legal counsel. Laws regarding foreign contributions vary by country and no contributions may be made except in compliance with applicable law, and with written approval of the Company’s legal counsel.

The Company encourages its Employees to become involved in civic affairs and to participate in political activities. Employees must recognize, however, that their involvement and participation must be on an individual basis, on their own time, and at their own expense. Employees may not use any Company facilities, such as supplies, telephones, copy machines, or Company letterhead in connection with political activities, candidates or parties.

Unless specifically directed by the Company, when an Employee speaks on public issues, it must be clear that the comments or statements made are those of the individual and not those of the Company.

Section 13.  Non-Discrimination and Non-Harassment

It is the policy of the Company that all Employees should be able to work in an environment free from all forms of unlawful discrimination and harassment. The Company strives to comply fully with all applicable local, state and federal US laws for its US operations and applicable local laws and customs in other countries and to manage its human resources and business operations in ways that promote equitable and respectful treatment of Employees and expects all Employees to follow this practice. Personnel decisions such as compensation, benefits, transfers, layoffs, return from layoffs, training, company-sponsored education, tuition assistance, social and recreation programs will be administered without discrimination. Only valid job requirements will be imposed for promotional opportunities

Sexual or other unlawful harassment by any Employee(s) also is inconsistent with our obligation to provide all Employees with a nondiscriminatory work environment in the US. It is also a violation of US law. The Company will conform with the laws of other locales in which it operates. The Company will not tolerate any unlawful harassment, whether by an Employee toward another, by an Employee toward a customer or a supplier or by a customer or a supplier toward an Employee.

Employees of the Company are expected to know and follow the Company’s policies. Copies of these policies are available in the Employee handbook. Reports of violations should be directed to the Company’s legal counsel for prompt investigation and appropriate corrective action. The Company’s policies prohibit retaliation against any Employee who raises a complaint in good faith.

Section 14.  Substance Abuse

The unlawful possession, use, dispensation, distribution, or manufacture of a controlled substance is prohibited within any Company office or facility. Employees who fail to comply with this policy will be terminated.

Section 15.  Electronic Communications

All data that is composed, transmitted or received via the Company’s computer communications systems may be considered to be part of the official records of the Company and, as such, may be subject to disclosure to law enforcement or other third parties. Consequently, Employees should always ensure that the information contained in e-mail messages and other transmissions is accurate, appropriate, ethical and lawful.

Computers, computer files, voice mail, the e-mail system, Internet access, and software furnished to Employees are the Company’s property intended for appropriate business use. Employee use of this equipment and systems may be monitored at any time at the Company’s discretion and is subject to the following requirements:

1.	All software provided by the Company must be used in accordance with the software license agreement of the vendor. Illegal duplication of software and its related documentation is prohibited.

2.	An Employee’s personal software, unauthorized, and undocumented software may not be used on Company equipment or otherwise be accessible for use by Employees.

3.
Willful unlawful infringement of a copyright and willful unlawful violation of a software license are prohibited and may expose the Company and the Employee to substantial damages, including criminal penalties.

4.	All use of Company electronic communications equipment and Internet access must be consistent with Company policies, including without limitation policies referenced in this Code.

5.	Information maintained in, or distributed through, Company electronic communications equipment must be consistent with Company policies, including without limitation policies referenced in this Code.

6.	Only authorized Employees may establish or modify Company web sites or access records, files, or equipment of others.

Section 16.  Environmental Responsibilities

The Company recognizes the importance of protecting our natural environment and conserving natural resources. The Company is committed to its Employees, customers and the public to operate its business in a manner consistent with environmental stewardship and in compliance with all environmental laws of the locale in which we are operating.

Section 17.  Compliance with Antitrust Laws

The objective of U.S. antitrust laws, State antitrust laws, and the antitrust laws in certain countries where the Company does or may do business is to promote vigorous competition in open markets. Violation of U.S. antitrust laws is a serious offense and can result in criminal and/or civil penalties for business entities or imprisonment and/or fines for individuals. An individual who willfully violates the antitrust laws will receive no protection from the Company. Failure to comply with the antitrust laws in any respect will result in disciplinary action, termination of employment, or other corrective action determined legally appropriate by the Company.

Generally speaking, antitrust laws of the United States prohibit agreements, understandings or actions whether oral or written, tacit or explicit, which unreasonably restrain trade. Among the activities found to be clear violations of the law regardless of the intentions of the parties involved (“per se” violations) are any agreements or understandings among competitors to fix or control prices; to boycott specified suppliers or customers; to allocate customers, product, territories, or markets; or to control, limit or reduce production or sales. Such agreements are against public policy and against the policy of the Company.

Relations with Competitors

The antitrust laws prohibit any understanding whatsoever between competitors with respect to price or any element of price (such as discounts or credit terms), including price stabilization. Thus, agreements between competitors to adhere to a specific formula for the determination of price, to restrict production, or to communicate with each other with respect to their prices are just as unlawful as an agreement regarding price itself.

In this regard, Employees must not:

1.	Engage in any discussions of such matters with representatives of other companies.

2.	Exchange information with competitors relating to prices or other terms or conditions of sale.

3.	Attend a meeting with a competitor at which such matters are likely to be discussed.

The Company’s relationships with its customers are also subject to a number of antitrust statutes aimed at protecting its customers.

(a) Restrictive Agreements. The antitrust laws prohibit all understandings or agreements that unreasonably restrain trade. In addition to the per se violations outlined above, which are considered unlawful by themselves without specific proof as to their effect, there are certain types of agreements between sellers and buyers which, while not unlawful by themselves, fall into a danger zone. They should not be considered or consummated without prior consultation with the Company’s legal counsel.

(i) Refusals to Deal. A company generally has the right to select the customers with which it chooses or refuses to do business. However, this is a right which must be exercised by the company alone without consultation with any other outside party.

(ii) Resale restrictions. A basic tenet of the law is that a purchaser of a product has the right to do with it as he chooses without restriction by the seller; thus, an agreement or understanding by the seller and customer with respect to the prices at which the customer will resell the product violates antitrust laws. Restrictions on the area in which resales can be made can also cause serious problems.

(iii) Tying Arrangements. Any arrangement under which a seller having a substantial market position in one product coerces a customer to take a product the customer does not want as a condition for the sale of another product it does want constitutes a “tie-in” sale. Such arrangements should be regarded as per se unlawful and strictly avoided. The commingling in a bid of two products where the commingled price is different from the price of the two articles purchased separately should receive legal review. “Teaming” arrangements, by which the Company and another party cooperate in making a bid to a customer, are not unlawful but should also be reviewed in advance by the Company’s legal counsel.

(b) Discrimination in Pricing. The Robinson-Patman Act prohibits sales of products of like grade and quality at different prices to competing customers where the effect may be to injure competition. To determine whether a Robinson-Patman problem exists, an Employee should ask initially whether the Company has made sales (i) at different prices; (ii) within a reasonably contemporaneous period; (iii) of products of like grade and quality; (iv) to customers who were using or reselling the product in substantially the same competitive market. The Robinson-Patman Act is also applicable to purchasers. It is unlawful to procure a price from a supplier on the basis that the supplier must meet a competitive price which has not actually been offered by another supplier.

Relations with Suppliers

Reciprocal Dealing. The antitrust laws make reciprocal buying and selling illegal where a purchaser with substantial buying power intentionally uses that power as a lever to make sales of its products to its suppliers. The law does not prohibit our purchasing products from companies that purchase from us. It does prohibit any understanding or agreement, whether written or oral and whether expressed or implied, that purchases by one party are contingent upon purchases by the other.

International Transactions. Certain U. S. antitrust laws also apply to international operations and transactions related to imports to, or exports from, the United States. Moreover, the international activities of the Company could be subject to antitrust laws of foreign nations or organizations such as the European Economic Community.

As with other complex laws, it is important that legal advice be sought on any questions regarding antitrust matters, particularly before entering into any agreement, understanding or arrangement.

Section 18.  Compliance and Discipline

Failure to comply with the standards contained or referenced in this booklet will result in corrective action that may include disciplinary action, termination, referral for criminal prosecution, requirement to reimburse the Company for any losses or damages or other measures determined appropriate by the Company. If an Employee is charged with a violation of this Code, the matter normally will be dealt with in a manner consistent with any grievance procedure or complaint resolution process applicable in the Employee’s worksite.

Section 19.  Certification

At least annually, Company personnel in sensitive positions must complete a certification/questionnaire affirming their commitment to the Code of Business Conduct and Ethics and disclosing violations of the Code. Completion of this questionnaire will be requested by the Chief Executive Officer of Teton Petroleum Company and a report of responses will be made to the Board committee designated with overseeing and enforcing this Code.

The annual questionnaire does not relieve Employees of the continuing obligation to disclose relevant information immediately and, whenever possible, in advance of any proposed action.

Section 20.  Waivers of the Code of Business Conduct and Ethics

This Code has been adopted by the Company’s Board of Directors and it applies to all employees, officers and directors of the Company. Any waiver of this Code, including any waiver with respect to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, may be made only by the Company’s Board of Directors or a Board committee designated with overseeing and enforcing this Code. Any such waiver approved by the Board or committee will be promptly disclosed to shareholders in compliance with the relevant rules issued by the American Stock Exchange and the SEC.

Section 21.  Problem Solving

While this Code aims to provide answers to Employees, it is impossible to address all possible problems. Often a question presented to an Employee will not have a clear-cut answer and may present difficult choices. As a result, the Company encourages Employees to use the following steps to solve problems regarding policy:

1.	Obtain all the facts.

2.	Determine what specifically you are being asked to do.

3.	Clarify your responsibility and whether others should be involved.

4.	Ask yourself: Is it legal?

5.	Also ask yourself: Even if it is legal, is it appropriate?

6.	Discuss the problem with your supervisor or any other person identified in the “Seeking Advice” section.

Section 22.  Seeking Advice/Reporting any Illegal or Unethical Behavior

The Company wants to make sure that all Employees fully understand the Company’s Code of Business Conduct and Ethics and are able to seek advice. Employees are encouraged to ask questions and seek advice before acting, rather than after.

If you are unsure of what a policy requires of you, if you are concerned that the Company may be in violation of the law, or if you feel that a Company policy is being violated, you should seek advice from your supervisor. If you are uncomfortable raising a question about policy with your supervisor, or if you are not satisfied with the resolution by your supervisor, you may contact the Company’s President. If your question or concern relates to accounting, internal accounting controls or auditing matters, contact the Chairman of the Audit Committee of the Company’s Board of Directors.

Disciplinary action will be taken against any Employee who retaliates, directly or indirectly, or encourages others to do so, against an Employee who reports a violation or suspected violation of the Company’s Code of Business Conduct and Ethics. The Company wants Employees to communicate concerns or report misconduct without fear of retribution. It is your responsibility to report misconduct if you become aware of it.

Section 23.  Administration of the Code of Business Conduct and Ethics

The Code was adopted by the Board of Directors on July 16, 2004. The Board of Directors shall be responsible for the administration and enforcement of this Code, but may delegate responsibility for administration of the Code to a committee of the Board. The Board (or a Board committee designated with overseeing and enforcing this Code) shall take reasonable steps to monitor and audit compliance with the Code, including establishment of monitoring and auditing systems reasonably designed to detect violations of the Code by Employees. The Board (or a Board committee designated with overseeing and enforcing this Code) shall periodically review the Code and recommend changes when desirable or necessary to (i) ensure continued compliance with applicable rules and regulations, and (ii) make certain that any weaknesses revealed through monitoring, auditing and reporting systems are eliminated or corrected.

No amendments or changes to the Code shall be made by anyone other than the Board of Directors of the Company (or a Board committee designated with overseeing and enforcing this Code). Amendments to this Code shall be publicly disclosed in compliance with rules of the American Stock Exchange and applicable law, rule and regulation.

A copy of the most up-to-date version of the Code shall be posted at all times on the Company’s website and intranet, and the Company’s Internet address and the fact that the Company has posted this Code on its website will be disclosed in the Company’s annual report. In addition, a copy of the most up-to-date version of the Code will be made available in print to any Company shareholder who requests it, and this availability of the Code will be stated in the Company’s annual report.

Section 24.  Non-Exclusivity

This Code of Business Conduct and Ethics is not the exclusive set of policies and procedures of the Company. You are expected to comply with all policies and procedures applicable to you, whether or not set forth or referenced in this Code. Further, remedies for non-compliance with this Code of Business Conduct and Ethics are not exclusive and references to possible actions set forth herein shall not limit the Company’s options in addressing non-compliance. Mention of a remedy upon a failure to comply in any one instance shall not limit the applicability of all remedies to all circumstances of noncompliance.

APPENDIX D

Foreign Corrupt Practices Act

OFFICIAL POLICY STATEMENT

Teton Petroleum Company (“Teton” or the “Company”) has in the past and may in the future engage in its operations and activities outside the United States in complete compliance with the letter and spirit of the Foreign Corrupt Practices Act (the “FCPA”). No Company officer, employee, or agent has the authority to offer payments to a foreign official to induce that official to affect any government act or decision in a manner that will assist the Company, or any of its subsidiaries or divisions, to obtain or retain business. Furthermore, every officer, employee and agent is obligated by Company policy and federal law to keep books, records and accounts that accurately and fairly reflect all transactions and disposition of Company assets.

GENERAL POLICY

All employees must conduct business in a way which will assure compliance with the FCPA, a United States law that prohibits giving money or any other thing of value to a foreign government official with the intention of corruptly influencing the official’s actions. No payments will be authorized, offered or made, nor gifts or anything of value be promised, directly or indirectly, to any foreign official, political party or official of that political party, or to any candidate for political office, which is intended to corruptly influence an official act or decision of such a person. Every Teton employee, agent and contractor must properly account for the use of Teton funds and assets. Further, Teton will take appropriate steps in its international activities, including accounting practices, contract provisions and training, to assure that its employees, agents, contractors and partners will assist Teton in meeting its responsibilities under the FCPA. Failure to comply with this policy may subject a Teton employee to discipline approved by the Chief Executive Officer.

RESPONSIBILITIES

Any Teton employee having information, knowledge or belief of the commission of any act prohibited by this policy, or any solicitation to engage in any such prohibited act, must report it immediately to the Chief Executive Officer or the Chief Financial Officer. In cases of uncertainty as to the applicability of the FCPA or this policy concerning any potentially prohibited act, advice should be sought from the Chief Financial Officer.

Subject to direction from the Chief Executive Officer, Teton’s Chief Financial Officer is responsible for devising and maintaining a system of internal accounting controls to assure compliance with the FCPA and this policy. He is also responsible for making and keeping books, records and accounts which accurately and fairly reflect the financial transactions and disposition of the assets of the Company.

Audits of Teton books and records will be conducted by the internal audit function within the Company. Periodic independent audits of Teton books and records will be conducted by outside auditors not less frequently than once each year. Among other objectives, these audits will evaluate Teton compliance with the FCPA. The term “foreign official” means any officer or employee of a foreign government or any department, agency, or instrumentality of that foreign government, or any person acting in an official capacity for or on behalf of such government, department, agency, or instrumentality. The term “foreign official” also includes a member of the immediate family of a foreign official.

Payment to foreign officials to expedite or secure the performance of a routine governmental action as permitted under section 78dd-1(b) of the FCPA may be made only with the express prior approval of the Chief Executive Officer or the Chief Financial Officer.

It is critical that all employees be aware that payments to agents may inadvertently amount to FCPA violations and must take care to assure that they do not inadvertently get caught in an FCPA violation.

SOME “RED FLAGS” THAT COULD INDICATE THAT PAYMENT TO AN AGENT
MAY INVOLVE A VIOLATION OF THE FCPA INCLUDE:

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▪	An agent who insists on anonymity;
▪	An agent who insists on payment by cash, the use of false invoices, that payment be made in a third country, etc.;
▪	The commission requested by the agent is substantially above the market rate;
▪	The agent states that money is needed to “get the business” or “make the necessary arrangements.”

EMPLOYEE CERTIFICATION

I, [Employee], in my capacity as [Position] of Teton Petroleum Company, swear under the pains and penalties of perjury that:

1.	I have read the Company’s policy on the FCPA and have no questions concerning its provisions, its application, its purpose, or its intent.
2.
I have not engaged during the previous year in any action that would amount to a covered transaction under the FCPA nor have I ordered or suggested that any other employee or agent or consultant of the Company engage in any action that would amount to a covered transaction under the FCPA.

3.
I am not aware of any other employee, consultant, or agent of the Company that has committed an act that would be covered under the FCPA, nor am I aware of any other instance that may be construed as a violation of the FCPA.

4.	I have no reason to believe that any third party whom I have dealt with during the past year has had intent to evade the prescriptions of the FCPA or has in fact violated the FCPA.
5.	I am aware that there are significant penalties for violations of the FCPA, including criminal penalties.

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APPENDIX E

GOVERNANCE & NOMINATING COMMITTEE CHARTER

ORGANIZATION AND FUNCTIONING

There shall be a committee of the Board to be known as the Governance and Nominating Committee (the “Committee”).

1. Composition, Meetings, and Quorum

The Committee shall be comprised of at least two Directors who shall be appointed initially by the Board and thereafter by the Board after considering the recommendation of the Committee. The Committee shall only include Directors who satisfy the independence requirements of the Securities and Exchange Commission and AMEX. The Board shall designate one member of the Committee as its Chairman. Members of the Committee shall serve until their resignation, retirement, removal by the Board or until their successors are appointed.

The Committee shall meet at least two times per each year with authority to convene additional meetings as circumstances require. The meetings may be held by teleconference with the same authority as in-person meetings. A majority of the members of the Committee shall constitute a quorum of the Committee. A majority of the members in attendance shall decide any question brought before any meeting of the Committee. Voting or approval of matters may occur either in person, or via teleconference, facsimile, or electronic mail.

2. Reporting

The Secretary shall keep minutes of its proceedings. The minutes of a meeting shall be approved by the Committee at its next meeting, shall be available for review by the entire Board, and shall be filed as permanent records with the Secretary of the Company.

At each meeting of the Board following a meeting of the Committee, the Chairman of the Committee shall report to the full Board on the matters considered at the last meeting of the Committee.

The Committee shall prepare and, through its Chair, submit periodic reports of the Committee’s work and findings to the Board; the Committee shall include recommendations for Board actions when appropriate.

3. Authority

The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or any outside counsel or consultants to meet with any members of the Committee.

4. Staff

The Corporate Secretary, Assistant Secretary, or his or her assistant shall provide the Committee such staff support as it may require.

STATEMENT OF PURPOSE

The Committee’s goal is to provide guidance to and oversight of the Corporation’s governance and to assure that the composition, practices, and operation of the Board contribute to value creation and effective representation of Teton Corporation’s stockholders.

SPECIFIC DUTIES AND RESPONSIBILITIES

The Committee has the following specific duties, in addition to any additional similar matters which may be referred to the Committee from time to time by the full Board or the Chairman or which the Committee raises on its own initiative:

1. Recommend Nominees for Election as Directors

The Committee shall recommend to the Board the Director nominees for the next annual meeting of stockholders and persons to fill vacancies in the Board that occur between meetings of stockholders. In carrying out this responsibility, the Committee shall:

(a)	Establish qualifications, desired background, and selection criteria for members of the Board in accordance with relevant law and AMEX rules.
(b)	Consider nominees submitted to the Board by stockholders; and
(c)	Prior to recommending a nominee for election, determine that the election of the nominee as a Director would effectively further the policies set forth in the Governance Guidelines.

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The Committee shall have the sole authority to retain and terminate any search firm used to identify director candidates and shall have sole authority to approve such search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

2. Recommend Appointments to Board Committees

The Committee shall annually evaluate and make recommendations to the full Board concerning the number and accountability of Board Committees, and Committee assignments to the Board the Directors. The Committee shall consider the desired qualifications for membership on each Committee, the availability of the Director to meet the time commitment required for membership on the particular committee and the extent to which there should be a policy of periodic rotation of Committee members.

3. Monitor and Evaluate Governance Guidelines and Committee Charter

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Governance Guidelines for the purposes of: Determining whether the Guidelines are being effectively adhered to and implemented; Ensure that the Guidelines are appropriate for the Company and comply with applicable laws, regulations and listing standards; and Recommending any desirable changes in the Guidelines to the Board. The Committee shall monitor and evaluate annually how effectively the Board and the Company have implemented the policies and principles of the governance guidelines. In addition, the Committee shall consider any other corporate governance issues that may arise, from time to time, and develop appropriate recommendations to the Board.

BOARD OF DIRECTORS

Guidelines for Selection of Director Nominees

To discharge its duties in identifying and evaluating Directors for selection to the Board and its committees, the Committee shall evaluate the overall composition of the Board as well as the qualifications of each candidate. In its evaluation process, the Committee shall take into account the following guidelines:

Criteria:

1. Decisions for nominating candidates shall be based on merit, qualifications, performance, competency, and the corporation’s business needs and shall comply with the corporation’s anti-discrimination policies and federal, state and local laws.

2. A majority of the entire Board shall be composed of independent Directors, as defined by the Securities and Exchange Commission and AMEX.

3. The composition of the entire Board shall be taken into account when evaluating individual Directors, including: the diversity of experience and background represented on the Board; the need for financial, business, academic, public and other expertise on the Board and its committees; and the desire for Directors working cooperatively to represent the best interests of the corporation, its stockholders and employees.

4. Candidates shall be individuals of the highest professional and personal ethics and values and who possess significant experience or skills that will benefit the corporation and assist in discharging their duties as Directors.

5. Candidates shall be free of conflicts of interest that would interfere with their ability to discharge their duties as a director or would violate any applicable law or regulation.

6. Candidates shall be willing and able to devote sufficient time to effectively carry out their duties; their service on other boards of public companies should be limited to a reasonable number.

7. Candidates shall have the desire to represent and evaluate the interests of the corporation as a whole.

8. In conducting this assessment, the Committee considers diversity, age, skill, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience, and capability.

9. Any other criteria as determined by the Committee.

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APPENDIX F

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        Teton Petroleum Company (the “Corporation”), a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Law”), hereby changes its name to “Teton Energy Corporation” (the “Name Change”) by the filing of this Certificate of Amendment to Amended and Restated Certificate of Incorporation. The Name Change was duly adopted in accordance with the provisions of Section 242 of the Law as set forth below. The Corporation

DOES HEREBY CERTIFY:

        FIRST:    That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment (the “Amendment”) to the Amended and Restated Certificate of Incorporation of the Corporation to change the Corporation’s name to “Teton Energy Corporation” Such resolutions declared the Name Change and the Amendment to be advisable, recommended the Name Change and the Amendment to the stockholders of the Corporation and called a meeting of the stockholders of the Corporation for consideration thereof.

        SECOND:    That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the Name Change and the Amendment.

        IN WITNESS WHEREOF, said Teton Petroleum Company has caused this Certificate of Amendment to be signed by President, its                         , this    day of                        , 2005.

TETON PETROLEUM COMPANY. (now known as TETON ENERGY CORPORATION), a Delaware corporation

BY:

TITLE:

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APPENDIX G

TETON PETROLEUM COMPANY
2005 LONG TERM INCENTIVE PLAN

SECTION 1. Purpose

The purpose of this Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating officers, employees, directors, and certain consultants and advisors through a long term incentive plan providing stock and performance based awards linked to shareholder value.

SECTION 2. Definitions

Certain terms used herein have definitions provided when they are first used. In addition, for purposes of this Plan, the following terms are defined as set forth below:

a. “Affiliate” means a corporation or other entity in which the Corporation has an equity or other financial interest, a joint venturer or partner of the Corporation, or an organization that is involved in a strategic, technological or marketing collaboration with the Corporation.

b. “Award” means an Option, Stock Appreciation Right, Performance Share Unit, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or other stock-based Award granted pursuant to the terms of this Plan.

c. “Award Agreement” means a written document or agreement setting forth the specific terms and conditions of an Award.

d. “Board” means the Board of Directors of the Corporation.

e. “Cause” means: (i) conduct involving a felony criminal offense under U. S. federal or state law or an equivalent violation of the laws of any other country; (ii) dishonesty, fraud, self dealing or material violations of civil law in the course of fulfilling the Participant’s employment or other assigned duties on behalf of the Corporation; (iii) breach of any confidentiality, employment, or other written agreement with the Corporation; or (iv) willful misconduct injurious to the Corporation or any of its Subsidiaries or Affiliates as shall be determined by the Committee.

f. “Change in Control” has the meaning set forth in Section 10(e).

g. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

h. “Commission” means the Securities and Exchange Commission or any successor agency.

i. “Committee” means the Board’s Compensation Committee.

j. “Common Stock” means common stock, par value $.001 per share, of the Corporation.

k. “Corporation” means Teton Petroleum Company, a Delaware corporation.

l. “Disability” means permanent and total disability as determined under any then-applicable long-term disability plan administered by the Corporation and applicable to the Participant, or if there is no such plan applicable to the Participant, “Disability” as determined by the Committee.

m. “Disaffiliation” means the sale, spin-off, public offering or other transaction that effects the divestiture of the Corporation’s ownership of a Subsidiary, Affiliate or division of the Corporation.

n. “Early Retirement” means early retirement as defined in the applicable provisions of the Participant’s pension plan, if applicable, or as specified by the Committee in the Award Agreement.

o. “Eligible Individuals” means directors, officers, and employees of the Corporation or any of its Subsidiaries or Affiliates, and prospective directors, officers and employees who have accepted offers of employment or affiliation with the Corporation or its Subsidiaries or Affiliates, or certain consultants determined by the Committee or the Board on a case-by-case basis to be providing services of a nature and a quality that justify their being included in the category of Eligible Individuals. As provided for herein, a consultant may be an officer of the Corporation even if such individual is not an employee.

p. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

q. “Exchange” means the American Stock Exchange.

r. “Fair Market Value” means, as of any given date, the closing price for Common Stock on the Exchange. If there is no reported price on the relevant date, Fair Market Value will be the closing price for the next following day for which there is a reported closing price for Common Stock.

s. “Grant Date” means the effective date of an award as specified in the Award Agreement.

t. “Normal Retirement” means retirement from active employment with the Corporation, a Subsidiary or an Affiliate at or after age 65; provided, however, that the application of normal retirement shall not apply to directors.

u. “Participant” means an Eligible Individual to whom an Award is or has been granted.

v. “Performance Target” means one or more performance targets established by the Committee in connection with the grant of Performance Share Units or other stock-based awards. In the case of Qualified Performance-Based Awards, such targets shall be based on the attainment of specified levels of one or more of the following measures: (i) diluted earnings per share; (ii) total shareholder return; (iii) revenue growth; (iv) growth in reserves; (v) growth in market capitalization; and (vi) operating measures such as net operating income and general and administrative expenses.

w. “Plan” means this Teton Petroleum Company 2005 Long Term Incentive Plan, as set forth herein and as hereafter amended from time to time.

x. “Qualified Performance-Based Award” means an Award intended to qualify for the Section 162(m) Exemption, as provided in Section 11.

y. “Retirement” means Normal or Early Retirement.

z. “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

aa. “Share” means a share of Common Stock.

bb. “Subsidiary” means any corporation, limited liability company, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Corporation or any successor to the Corporation, or, if less than 50% of the voting or profits interest is owned, may nevertheless be consolidated under rules specifically applicable to the oil and gas industry.

cc. “Term” means the maximum period of an Award which shall not exceed ten years for Options and Stock Appreciation Rights.

dd. “Termination of Employment” means the termination of a Participant’s employment with, or performance of services for, the Corporation and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee, if a Participant’s employment with the Corporation and its Affiliates terminates but such Participant continues to provide services to the Corporation and its Affiliates in a non-employee capacity, such change in status shall not be deemed a Termination of Employment. A Participant shall be deemed to incur a Termination of Employment in the event of the Disaffiliation of such Participant’s Subsidiary, Affiliate, or division unless the Committee specifies otherwise. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Corporation and its Subsidiaries and Affiliates do not constitute a Termination of Employment.

SECTION 3. Administration

a. Committee. The Plan shall be administered by the Committee, which shall be composed exclusively of independent non-employee directors appointed by the Board. The Committee shall have full authority to administer the Plan, including the authority to select Eligible Individuals to whom Awards are granted, to determine the number of Shares covered by each Award, the terms and conditions of each Award as set forth in the Award Agreement and to interpret the terms and provisions of the Plan and Award Agreements, provided, however, that the Board Committee on Nominations and Governance shall be responsible for approving Awards to non-employee directors. The Committee shall have the authority to modify, amend or adjust the terms and conditions of any Award to comply with tax and securities laws, including laws of countries outside of the United States, and to comply with changes of law and accounting standards. The Committee may temporarily suspend Awards pursuant to any “blackout” period that it deems necessary or advisable in its sole discretion.

b. Procedures. The Committee may act by a majority of its members then in office. It also may allocate responsibilities and powers among its members and may delegate its responsibilities and powers to any person or persons selected by it, to the extent permitted by applicable law and the listing standards of the Exchange. The Committee may delegate authority to grant, interpret and administer Awards under the Plan to officers of the Corporation, provided however, that no such authority shall be delegated with respect to awards granted to any officer of the Corporation who is a reporting person under Section 16 of the Exchange Act. The full Board may exercise any of the Committee’s authority. If the Board takes any action that conflicts with action taken by the Committee, the Board action shall control.

c. Discretion of Committee. Any determination made by the Committee or by a person pursuant to delegated authority (a “Delegate”) with respect to any Award shall be made in the sole discretion of the Committee or such Delegate unless in contravention of any express term of the Plan. All decisions made by the Committee or a Delegate shall be final and binding on all persons, including the Corporation, Participants, and Eligible Individuals; provided, however, that in the event of a Change in Control, all such decisions shall be subject to de novo review.

d. Award Agreements. The terms and conditions of each Award, as determined by the Committee, shall be set forth in a written Award Agreement, which shall be delivered to the Participant receiving such Award as promptly as is reasonably practicable following the grant of such Award. The Award’s effectiveness will not be dependent on any signature unless specifically so provided in the Award Agreement. Awards shall generally be subject to a three year vesting period and no more than 60% of Awards to executives and directors may have a vesting period of less than three years, provided, however, that vesting may accelerate in the event of change in control and certain other events as set forth in Section 10 herein, and in the events of death, disability or retirement, as will be specified in the Award Agreement.

SECTION 4. Common Stock Subject to Plan

a. Plan Maximums. There shall be reserved and available for issuance under the Plan (a) for the first Plan Year, that number of shares equal to 20% of the total number of shares of Stock outstanding as of the Effective Date and (b) for each subsequent Plan Year, (i) that number of shares equal to 10% of the total number of shares of Stock outstanding as of the first day of each respective Plan Year, plus (ii) that number of shares of Stock reserved and available for issuance but unissued during any prior Plan Year during the Term of the Plan; provided, however, in no event shall the number of shares of Stock available for issuance under the Plan as of the beginning of any Plan Year plus the number of shares of Stock reserved for outstanding awards under the Plan exceed 35% percent of the total number of shares of Stock outstanding at that time, based on a three-year period of grants. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof.

b. Individual Limits. The number of shares subject to awards of (i) Stock Options, (ii) Stock appreciation rights or (iii) Stock bonus awards made to any individual in any Plan Year may not exceed 20% of the shares of Stock reserved and available for issuance in such Plan Year. Except as otherwise provided herein, any shares subject to an option or right which for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

c. Rules for Calculating Shares Delivered. To the extent that any Award is forfeited, or any Option or Stock Appreciation Right terminates, expires or lapses without being exercised, the Shares subject to such Awards not delivered as a result thereof shall again be available for Awards under the Plan. Shares tendered or withheld to pay the exercise price of a Stock Option or to pay tax withholding will count against the foregoing limitations and will not be added back to the Shares available under the Plan. Each Stock Appreciation Right will count as one Share, notwithstanding the fact that net Shares delivered upon exercise may be less than the number of Stock Appreciation Rights granted. Awards valued by reference to Common Stock that may be settled in equivalent cash value will count against the foregoing limitations to the same extent as if settled in Shares.

SECTION 5. Options and Stock Appreciation Rights

a. Options. An “Option” entitles the holder to acquire Shares at an exercise price equal to or greater than the Fair Market Value of Common Stock on the Grant Date, subject to the terms and conditions set forth in the Award Agreement. Options will be non-qualified Options unless the Award Agreement specifies that the Option is an Incentive Stock Option intended to comply with Section 422 of the Code.

b. Stock Appreciation Rights. A “Stock Appreciation Right” entitles the holder to acquire shares of Common Stock or to receive a cash payment in each case equal in value to the difference between Fair Market Value on the Grant Date and Fair Market Value on the date of exercise, subject to the terms and conditions set forth in the Award Agreement. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive cash or Shares equal in value to the product of (i) the excess of the Fair Market Value of one Share over the exercise price of the applicable Stock Appreciation Right, multiplied by (ii) the number of Shares in respect of which the Stock Appreciation Right has been exercised. The Award Agreement shall specify whether such payment is to be made in cash, Common Stock or both.

c. Limitations. The exercise price per Share of an Option or a Stock Appreciation Right shall be determined by the Committee and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value of a share of the Common Stock on the Grant Date. In no event may any Option or Stock Appreciation Right granted under this Plan be amended, other than pursuant to Section 10, to decrease the exercise price thereof, be cancelled in conjunction with the grant of any new Option or Stock Appreciation Right with a lower exercise price, or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Corporation’s shareholders.

d. Term. The Term of each Option and Stock Appreciation Right shall be fixed by the Committee, but shall not exceed ten years from the Grant Date.

e. Vesting and Exercisability. Except as otherwise provided herein, Options and Stock Appreciation Rights shall be vested and exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Award Agreement.

f. Method of Exercise. Vested Options and Stock Appreciation Rights may be exercised, in whole or in part, during the applicable Term by giving written notice of exercise to the Corporation specifying the number of Options or Stock Appreciation Rights to be exercised. In the case of the exercise of an Option, such notice shall be accompanied by payment in full of the exercise price (which shall equal the product of such number of Shares subject to an Option multiplied by the applicable exercise price) by certified or bank check or such other instrument as the Corporation may accept. If approved by the Committee, payment, in full or in part, may also be made as follows:

(i) Payments may be made in the form of unrestricted Shares already owned by the Participant (by delivery of such Shares or by attestation) of the same class as the Common Stock subject to the Option (based on the Fair Market Value of the Common Stock on the date the Option is exercised);

(ii) To the extent permitted by applicable law, payment may be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale proceeds necessary to pay the purchase price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms;

(iii) By such other means as the Committee shall authorize, including without limitation, the withholding of Shares otherwise receivable upon settlement of the Award in payment of the exercise price.

g. Termination of Employment. Options and Stock Appreciation Rights will generally vest after a three year holding period or achievement of Performance Targets, if applicable. Awards shall be forfeited in the event of a Participant’s Termination of Employment prior to the vesting date, except as set forth below:

(i) In the event of a Participant’s death, Options and Stock Appreciation Rights held by the Participant shall immediately vest and all outstanding Options and Stock Appreciation Rights may be exercised at any time until the third anniversary of the date of death;

(ii)  Upon a Participant’s Termination of Employment by reason of Disability, Options or Stock Appreciation Rights held by the Participant that were exercisable immediately before the Termination of Employment may be exercised at any time until the later of (A) the third anniversary of such Termination of Employment or (B) the expiration of the Term thereof. Non-vested Stock Appreciation Rights and Options will continue to be eligible to vest as scheduled during the period the Participant remains disabled and will be exerciseable for three years after the vesting date;

(iii) Upon a Participant’s Termination of Employment by reason of Retirement or Early Retirement, Options or Stock Appreciation Rights held for more than one year shall immediately become vested and exercisable. Vested Options and Stock Appreciation Rights may be exercised until the expiration of their Term with respect to Participants who retire on or after age 55;

(iv) Upon a Participant’s Termination of Employment for Cause, all Options and Stock Appreciation Rights held by the Participant will be forfeited immediately, whether or not vested;

(v) If a Participant dies after Termination of Employment, outstanding Option or Stock Appreciation Rights may be exercised until the later of the expiration of the Term thereof or three years from the date of death; and

(vi) Upon a Participant’s Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any vested Option or Stock Appreciation Right may be exercised until the earlier of (A) the 90th day following such Termination of Employment or (B) expiration of the Term thereof.

Notwithstanding the foregoing, the Committee shall have the power, in its discretion, to apply different rules concerning the consequences of a Termination of Employment; as set forth in the applicable Award Agreement.

SECTION 6. Restricted Stock

a. Nature of Awards and Certificates. Shares of “Restricted Stock” are actual Shares issued to a Participant, evidenced by book-entry registration in the name of the Participant and shall reference the terms, conditions, and restrictions applicable to such Award.

b. Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(i) The Committee may designate an Award of Restricted Stock as a Qualified Performance-Based Award that will vest only upon the attainment of Performance Targets. The Committee may also condition the grant or vesting of a Restricted Stock Award upon the continued service of the Participant or a combination of continued service and performance vesting criteria;

(ii) The Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock prior to the expiration of the required period of continued service or the achievement of applicable Performance Targets. Except as provided in the preceding sentence, the Participant shall have all of the rights of a stockholder of the Corporation holding the class or series of Common Stock that is the subject of the Restricted Stock Award, including the right to vote the Shares and the right to receive cash dividends; and

(iii) Upon a Participant’s Termination of Employment during the restriction period or before the applicable Performance Targets are satisfied, non-vested Shares of Restricted Stock shall be forfeited by such Participant; provided, however that Performance Units will vest in the event of death and may vest or remain eligible to vest in the event of Early Retirement, Retirement or Disability, as set forth in the Award Agreement.

SECTION 7. Performance Share Units

a. Nature of Award. A “Performance Share Unit” is equal in value to one Share and subject to vesting on the basis of the achievement of specified Performance Targets. Upon vesting, Performance Share Units will be settled by delivery of Shares or cash (as specified in the Award Agreement) to the Participant equal to the number of vested Performance Share Units.

b. Terms and Conditions. Performance Share Units shall be subject to the following terms and conditions:

(i) Performance Share Units are Qualified Performance-Based Awards and shall vest solely as a result of the achievement of Performance Targets. An Award of Performance Share Units shall be settled if and when the Performance Share Units become vested;

(ii) A Participant may not assign, transfer, pledge or otherwise encumber Performance Share Units;

(iii) The Award Agreement shall specify if the Participant shall be entitled to receive current or deferred payments of cash or Common Stock in respect of non-vested Performance Units corresponding to the dividends payable on the Common Stock; and

(iv) Upon a Participant’s Termination of Employment before the applicable Performance Targets are satisfied, all Performance Share Units still subject to restriction shall be forfeited by such Participant; provided, however that Performance Units will vest in the event of death and may vest or remain eligible to vest in the event of Early Retirement, Retirement or Disability, as set forth in the Award Agreement.

SECTION 8. Restricted Stock Units

Nature of Award. A “Restricted Stock Unit” is equal in value to one Share of Common Stock and subject to vesting on the basis of a period of continuous employment with the Corporation or an Affiliate or other criteria as specified in the Award Agreement. Upon vesting, Restricted Stock Units will be settled by delivery of Shares to the Participant equal to the number of vested Restricted Stock Units.

SECTION 9. Other Stock-Based Award

Other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) unrestricted stock, dividend equivalents, and convertible debentures, may be granted under the Plan.

SECTION 10. Future Events

a. Adjustments to Common Stock. In the event of a stock split, reverse stock split, share combination, recapitalization, sale of assets, stock dividend, extraordinary dividend or similar event affecting the value of a Share of Common Stock, or the number of shares outstanding (each, a “Share Change”), applicable Share limitations as set forth in Section 4 and outstanding Awards, the number of Shares subject to outstanding Awards, the exercise price of Options and Stock Appreciation Rights and other relevant provisions of the Plan and outstanding Awards shall be adjusted as necessary and appropriate to reflect the Share Change and to preserve the value of Awards.

b. Changes to the Corporation’s Capital Structure. In the event of a merger, consolidation, spin-off, reorganization, stock rights offering, liquidation, Disaffiliation, or other material event affecting the capital structure of the Corporation (each, a “Corporate Transaction”), the Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to: (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan; (B) the various maximum limitations set forth in Section 4; (C) the number and kind of Shares or other securities subject to outstanding Awards; and (D) the exercise price of outstanding Options and Stock Appreciation Rights. Adjustments may include, without limitation, the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion to be necessary or appropriate to protect the value of Participants’ interests in their Awards. In the event of a Disaffiliation, the Committee may arrange for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities.

c. Change in Control. In the event of a Change in Control, notwithstanding any other provision of the Plan to the contrary, the Committee may, in its discretion, take any of the following actions:

(i) provide that any Options and Stock Appreciation Rights outstanding which are not then exercisable and vested shall become immediately vested and fully exercisable;

(ii) immediately lapse restrictions and deferral limitations applicable to any Restricted Stock, Restricted Stock Unit and other Awards and such Restricted Stock shall become free of all restrictions, fully vested and transferable and Restricted Stock Units and other Awards shall be settled as promptly as practicable in the form set forth in the applicable Award Agreement;

(iii) provide that Performance Targets applicable to Performance Share Units and other Awards shall be deemed to be satisfied and such Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Restricted Stock Units and other Awards shall be settled as promptly as is practicable in the form set forth in the applicable Award Agreement; and

(iv) make such additional adjustments, substitutions and/or settlements of outstanding Awards as it deems appropriate to protect Participants’ interests in their Awards, consistent with the Plan’s purposes, including, without limitation, the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion.

d. Termination of Employment Following Change in Control. To the extent not otherwise vested by the Committee in accordance with the provisions of this Section 10 and notwithstanding any other provision of this Plan to the contrary, during the 24-month period following a Change in Control: (i) upon the involuntary termination of a Participant’s employment other than termination for Cause; (ii) upon the voluntary termination of employment by the Participant following a material and adverse change in the Participant’s compensation, responsibilities, functions or reporting relationship; or (iii) in the event a Participant resigns rather that accept a mandatory relocation greater than 50 miles; then, in any such event, all outstanding Awards held by such Participant shall become vested as of the Date of Termination. Any Option or Stock Appreciation Right held by the Participant as of the date of the Change in Control that remains outstanding as of the date of Termination of Employment may thereafter be exercised, until the earlier of (i) the third anniversary of the date of termination; or (ii) the expiration of the Term of such Option. Restricted Shares shall immediately be free and transferable and Restricted Share Units, Performance Share Units and other Awards shall be vested as of the Termination of Employment and settled as soon as practicable as specified in the Award Agreement.

e. Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean any of the following events:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of the then-outstanding Shares of Common Stock plus any other outstanding shares of stock of the Corporation entitled to vote in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that the Corporation and any employee benefit plan (or related trust) sponsored by it shall not be deemed to be a Person; or

(ii) A change in the composition of the Board such that the individuals who constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board. For this purpose, any individual whose election or nomination for election by the Corporation’s shareholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board; or

(iii) The consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its subsidiaries or a sale or other disposition of substantially all of the assets of the Corporation or a material acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries, (each, a “Business Combination”) if:

A. the individuals and entities that were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination do not beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of stock and the combined voting power of the then-outstanding voting securities of the corporation resulting from such Business Combination; or

B. a Person beneficially owns, directly or indirectly, 15% or more of the then-outstanding shares of stock of the corporation resulting from such Business Combination; or

C. members of the Incumbent Board do not comprise at least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or

(iv) The approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

SECTION 11. Qualified Performance-Based Awards

a. The provisions of this Plan are intended to ensure that all Options, Stock Appreciation Rights, Performance Share Units and other Qualified Performance-Based Awards granted hereunder to any Participant who is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) qualify for the Section 162(m) Exemption, and all such Awards and this Plan shall be interpreted and operated consistent with that intention.

b. Each Qualified Performance-Based Award (other than an Option or Stock Appreciation Right) shall be earned, vested and payable (as applicable) only upon the achievement of one or more Performance Targets, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate. Qualified Performance-Based Awards may not be amended, nor may the Committee exercise discretionary authority in any manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption; provided, however; that the Committee may provide, either in connection with the grant of the applicable Award or by amendment thereafter, that achievement of such Performance Targets will be waived: (i) upon the death or Disability of the Participant (or under any other circumstance with respect to which the existence of such possible waiver will not cause the Award to fail to qualify for the Section 162(m) Exemption); and (ii) in accordance with Section 10 herein.

c. The Committee shall certify to the measurement of performance by the Corporation and the business units relative to Performance Targets and the resulting vesting achievement percentage. The Committee shall rely on such financial information and other materials as it deems necessary and appropriate to enable it to certify to the percentage of achievement of Performance Targets. The Committee shall make its vesting determination not later than the end of the first quarter following the end of the performance measurement period.

SECTION 12. Term, Amendment and Termination

a. Effective Date. The Plan shall be effective as of the date of approval by the shareholders of the Corporation (the “Effective Date”).

b. Termination. The Plan will terminate on the fifth anniversary of the Plan’s Effective Date. Awards outstanding shall not be affected or impaired by the termination of the Plan.

c. Amendment of Plan. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant’s consent, except an amendment made to comply with applicable law, stock exchange rules or accounting rules. In addition, no amendment shall be made without the approval of the Corporation’s shareholders to the extent such approval is required by applicable law or the listing standards of the Exchange.

d. Amendment of Awards. Subject to Section 10, the Committee may unilaterally amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or be made without the Participant’s consent if such amendment materially impairs the rights of any Participant with respect to an Award, except amendments made to cause the Plan or Award to comply with applicable law, stock exchange rules, tax rules or accounting rules. The Committee may unilaterally amend the terms of any Award theretofore granted, as appropriate, in the event that performance criteria are achieved earlier than planned targets.

SECTION 13. General Provisions

a. Nature of Payments. All Awards made pursuant to this Plan are in consideration of services performed for the Corporation or its Affiliates. Any gain realized pursuant to such Awards constitutes a special incentive payment to the Participant and shall not be taken into account as compensation for purposes of any of the employee benefit plans of the Corporation or any Affiliate. Nothing contained in the Plan shall prevent the Corporation or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

b. Unfunded Plan. The Plan constitutes an “unfunded” plan for incentive and deferred compensation. Neither the Corporation nor the Committee shall have any obligation to segregate assets or establish a trust or other arrangements to meet the obligations created under the Plan. Any liability of the Corporation to any Participant with respect to an Award shall be based solely upon contractual obligation created by the Plan and the Award Agreement. No such obligation shall be deemed to be secured by any pledge or encumbrance on the property of the Corporation.

c. No Contract of Employment. The Plan shall not constitute a contract of employment, and adoption of the Plan or granting of an Award shall not confer upon any employee the right to continued employment, nor shall it interfere in any way with the right of the Corporation or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

d. Required Taxes. No later than the date an amount first becomes includible in gross income with respect to any Award, Participants must pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, however, that not more than the legally required minimum withholding may be settled with Common Stock. The obligations of the Corporation under the Plan and any Award Agreement shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. Nothing in this section or in this Plan shall prohibit the Committee from authorizing the Corporation to enact gross-up provisions as part of any Award granted herein.

e. Forfeiture of Interests and Gains Upon Certain Events. All Awards, including vested Awards, shall be forfeited, and a Participant shall be obligated to repay gains previously realized from Awards upon any of the following events:

(1) Termination of Employment for Cause, as defined in any applicable employment contract, employment letter, consulting or similar agreement or in material contravention of any standard conduct required by the Corporation’s Code of Business Conduct;

(2) if within three years following any Termination of Employment the Committee or the Corporation determines that the Participant engaged in conduct that would have constituted the basis for a Termination of Employment for Cause; or

(3) if at any time during the twelve month period immediately following any Termination of Employment, a Participant: (i) solicits for employment or otherwise attempts to retain the professional services of any individual then employed or engaged by the Corporation (other than a person performing secretarial or similar services) or who was so employed or engaged during the three month period preceding such solicitation; or (ii) publicly disparages the Corporation or any of its officers, directors or senior executive employees or otherwise makes any public statement that is materially detrimental to the interests of the Corporation or such individuals.

Following any of these events and immediately upon notice from the Corporation, the Participant must repay an amount equal to all income or gain realized in respect of any Awards on and after the earlier of (A) the date that is twelve months prior to the Date of Termination of Employment or (B) the date the conduct occurred that constituted the basis for termination for Cause in (1) or (2) above. The amount of repayment shall include, without limitation: (i) gains from the exercise of Options or Stock Appreciation Rights; (ii) amounts received in connection with the delivery or sale of Shares or cash paid in respect of any Award; and (iii) any dividends, dividend equivalents or other distributions received in respect of any Award. There shall be no forfeiture or repayment under this Section 13 (e) following a Change in Control.

f. Certain Deferrals. The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a date later than the date a Performance Share Unit would otherwise become vested and payable. In the event of such a deferral, the deferred Units will be credited with dividend equivalents to be re-invested in additional Units or paid in cash, at the election of the Participant.

g. Designation of Death Beneficiary. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant’s death are to be paid or by whom any rights of such Eligible Individual, after such Participant’s death, may be exercised.

h. Governing Law and Interpretation. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws and, where applicable, the laws of the United States. The captions of this Plan are not part of the provisions hereof and shall have no force or effect.

i. Non-Transferability. Awards under the Plan are not transferable except by will or by the laws of descent and distribution. The Committee may provide that certain Options and Stock Appreciation Rights may be transferred to a Participant’s children or family members, whether directly or indirectly by means of a trust, partnership or otherwise. “Family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto. Options and Stock Appreciation Rights shall be exercisable only by the applicable Participant, the guardian or legal representative of such Participant, or any person to whom such Option or Stock Appreciation Right is permissibly transferred pursuant to Section 13(i).

j. Foreign Employees and Foreign Law Considerations. The Committee may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Corporation to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

APPENDIX H

TETON PETROLEUM COMPANY
2003 EMPLOYEE STOCK OPTION PLAN
(As Amended, Subject to Shareholder Approval)

1. Purposes

This 2003 Stock Option Plan (the “Plan”) is intended to attract and retain the best available personnel for positions with Teton Petroleum Company or any of its subsidiary corporations (collectively, the “Company”), and to provide additional incentive to such employees and others to exert their maximum efforts toward the success of the Company. The above aims will be effectuated through the granting of certain stock options. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not (“Non-ISOs”) intended to qualify as Incentive Stock Options thereunder. The term “subsidiary corporation” shall, for the purposes of the Plan, be defined in the same manner as such term is defined in Section 424(f) of the Code and shall include a subsidiary of any subsidiary.

2. Administration of the Plan

(a)  The Plan shall be administered by the Board of Directors of the Company (the “Board of Directors”), as the Board of Directors may be composed from time to time, except as provided in subparagraph (b) of this Paragraph 2. The determinations of the Board of Directors under the Plan, including without limitation as to the matters referred to in this Paragraph 2, shall be conclusive. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors. Within the limits of the express provisions of the Plan, the Board of Directors shall have the authority, in its discretion, to take the following actions under the Plan:

(i) to determine the individuals to whom, and the time or times at which, ISOs to purchase the Company's shares of Common Stock, par value $.001 per share (“Common Shares”), shall be granted, and the number of Common Shares to be subject to each ISO,

(ii) to determine the individuals to whom, and the time or times at which, Non-ISOs to purchase the Common Shares, shall be granted, and the number of Common Shares to be subject to each Non-ISO,

(iii) to determine the terms and provisions of the respective stock option agreements granting ISOs and Non-ISOs (which need not be identical),

(iv) to interpret the Plan,

(v) to prescribe, amend and rescind rules and regulations relating to the Plan, and

(vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Board of Directors, in its discretion, shall deem relevant. An individual to whom an option has bee granted under the Plan is referred to herein as an “Optionee.”

(b) Notwithstanding anything to the contrary contained herein, the Board of Directors may at any time, or from time to time, appoint a committee (the “Committee”) of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, except that the power to appoint members of the Committee and to terminate, modify or amend the Plan shall be retained by the Board of Directors. In the event that any member of the Board of Directors is at any time not a "disinterested person," as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may discharge the Committee. A majority of the Committee shall constitute a quorum and all determinations shall be made by a majority of its members. Any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Members of the Committee shall not be eligible to participate in this Plan.

3. Shares Subject to the Plan

The total number of Common Shares which shall be subject to ISOs and Non-ISOs granted under the Plan (collectively, “Options”) shall be 3,000,000 in the aggregate, subject to adjustment as provided in Paragraph 8. The Company shall at all times while the Plan is in force reserve such number of Common Shares as will be sufficient to satisfy the requirements of outstanding Options. The Common Shares to be issued upon exercise of Options shall in whole or in part be authorized and unissued or reacquired Common Shares. The unexercised portion of any expired, terminated or canceled Option shall again be available for the grant of Options under the Plan.

4. Eligibility

(a) Subject to subparagraphs (b) and (c) of this Paragraph 4, Options may be granted to key employees, officers, directors or consultants of the Company, as determined by the Board of Directors.

(b) An ISO may be granted, consistent with the other terms of the Plan, to an individual who owns (within the meaning of Sections 422(b)(6) and 424(d) of the Code), more that ten (10%) percent of the total combined voting power or value of all classes of stock of the Company or a subsidiary corporation (any such person, a "Principal Stockholder") only if, at the time such ISO is granted, the purchase price of the Common Shares subject to the ISO is an amount which equals or exceeds one hundred ten percent (110%) of the fair market value of such Common Shares, and such ISO by its terms is not exercisable more than five (5) years after it is granted.

(c) A director or an officer of the Company who is not also an employee of the Company and consultants to the Company shall be eligible to receive Non-ISOs but shall not be eligible to receive ISOs.

(d) Nothing contained in the Plan shall be construed to limit the right to the Board of Directors to grant an ISO and Non-ISO concurrently under a single stock option agreement so long as each Option is clearly identified as to its status. Furthermore, if an Option has been granted under the Plan, additional Options may be granted from time to time to the Optionee holding such Options, and Options may be granted from time to time to one or more employees, officers or directors who have not previously been granted Options.

(e)  To the extent that the grant of an Option results in the aggregate fair market value (determined at the time of grant) of the Common Shares (or other capital stock of the Company or any subsidiary) with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and subsidiary corporation) to exceed $100,000, such Options shall be treated as a Non-ISO. The provisions of this subparagraph (e) of Paragraph 4 shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

5. Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value) of such Common Shares at the time such Option is granted. Such fair market value shall be determined by the Board of Directors and, if the Common Shares are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the mean of the highest and lowest trading prices or of the high bid and low asked prices of the Common Shares on such exchange, or on the over-the-counter market as reported by the NASDAQ system or the National Quotation Bureau, Inc., as the case may be, on the day on which the ISO is granted or, if there is no trading or bid or asked price on that day, the mean of the highest and lowest trading or high bid and low asked prices on the most recent day preceding the day on which the ISO is granted for which such prices are available.

(b) The purchase price of the Common Shares subject to each Non-ISO shall not be less than 85% of the fair market value of such Common Shares at the time such Option is granted. Such fair market value shall be determined by the Board of Directors in accordance with subparagraph (a) of this Paragraph 5. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted.

(c) The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(d) The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in Paragraph 6 hereof or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(e) Options shall be exercised by the delivery by the Optionee thereof to the Company at its principal office, or at such other address as may be established by the Board of Directors, of written notice of the number of Common Shares with respect to which the Option is being exercised accompanied by payment in full of the purchase price of such Common Shares. Payment for such Common Shares may be made (as determined by the Board of Directors) (i) in cash, (ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price, (iii) by a promissory note issued by the Optionee in favor of the Company in the amount equal to such purchase price and payable on terms prescribed by the Board of Directors, which provides for the payment of interest at a fair market rate, as determined by the Board of Directors, (iv) by delivery of capital stock to the Company having a fair market value (determined on the date of exercise in accordance with the provisions of subparagraph (a) of this Paragraph 5) equal to said purchase price, or (v) by any combination of the methods of payment described in clauses (i) through (iv) above.

(f) An Optionee shall not have any of the rights of a stockholder with respect to the Common Shares subject to his Option until such shares are issued to him upon the exercise of his Option as provided herein.

(g) No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

6. Death or Termination of Employment

(a) If employment or other relationship of an Optionee with the Company shall be terminated voluntarily by the Optionee and without the consent of the Company or for "Cause" (as hereinafter defined), and immediately after such termination such Optionee shall not then be employed by the Company, any Options granted to such Optionee to the extent not theretofore exercised shall expire forthwith. For purposes of the Plan, "Cause" shall mean "Cause" as defined in any employment agreement ("Employment Agreement") between Optionee and the Company, and, in the absence of an Employment Agreement or in the absence of a definition of "Cause" in such Employment Agreement, "Cause" shall mean (i) any continued failure by the Optionee to obey the reasonable instructions of the President or any member of the Board of Directors, (ii) continued neglect by the Optionee of his duties and obligations as an employee of the Company, or a failure to perform such duties and obligations to the reasonable satisfaction of the President or the Board of Directors, (iii) willful misconduct of the Optionee or other actions in bad faith by the Optionee which are to the detriment of the Company, including without limitation commission of a felony, embezzlement or misappropriation of funds or commission of any act of fraud or (iv) a breach of any material provision of any Employment Agreement not cured within 10 days after written notice thereof.

(b) If such employment or other relationship shall terminate other than (i) by reason of death, (ii) voluntarily by the optionee and without the consent of the Company, or (iii) for Cause, and immediately after such termination such Optionee shall not them be employed by the Company, any Options granted to such Optionee may be exercised at any time within three months after such termination, subject to the provisions of subparagraph (d) of this Paragraph 6. After such three-month period, the unexercised Options shall expire. For the purposes of the Plan, the retirement of an Optionee either pursuant to a pension or retirement plan adopted by the Company or on the normal retirement date prescribed from time to time by the Company, and the termination of employment as a result of a disability (as defined in Section 22(e) (3) of the Code) shall be deemed to be a termination of such Optionee's employment or other relationship other than voluntarily by the Optionee or for Cause.

(c)  If an Optionee dies (i) while employed by, or engaged in such other relationship with, the Company or (ii) within three months after the termination of his employment or other relationship other than voluntarily by the Optionee and without the consent of the Company or for Cause, any options granted to such Optionee may be exercised at any time within twelve months after such Optionee's death, subject to the provisions of subparagraph (d) of this Paragraph 6. After the three month period, the unexercised Options shall expire.

(d)  An Option may not be exercised pursuant to this paragraph 6 except to the extent that the Optionee was entitled to exercise the Option at the time of termination of employment or Such other relationship, or death, and in any event may not be exercised after the expiration of the earlier of (i) the term of the option or (ii) ten (10) years from the date the Option was granted, or five (5) years from the date an ISO was granted if the optionee was a Principal Stockholder at that date.

7. Leave of Absence.

For purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such temporary employment by the United States or any state government) shall be considered as remaining in the employ of the Company for 90 days or such longer period as shall be determined by the Board of Directors.

8. Option Adjustments.

(a)  The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase and decrease in the number of issued Common Shares resulting from any split-up, spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

(b)  Except as provided in subparagraph (c) of this Paragraph 8, upon a merger, consolidation, acquisition of property or stock, separation, reorganization (other than a merger or reorganization of the Company in which the holders of Common Shares immediately prior to the merger or reorganization have the same proportionate ownership of Common Shares in the surviving corporation immediately after the merger or reorganization) or liquidation of the Company, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for their Common Shares, any Option granted hereunder shall terminate; but, provided that the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his Option in whole or in part whether or not the vesting requirements set forth in the stock option agreement have been satisfied.

(c)  If the stockholders of the Company receive capital stock of another corporation (“Exchange Stock”) in exchange for their Common Shares in any transaction involving a merger, consolidation, acquisition of property or stock, separation or reorganization (other than a merger or reorganization of the Company in which the holders of Common Shares immediately prior to the merger or reorganization have the same proportionate ownership of Common Shares in the surviving corporation immediately after the merger or reorganization), all options granted hereunder shall terminate in accordance with the provision of subparagraph (b) of this Paragraph 8 unless the of Directors and the corporation issuing the Exchange Stock in their sole and arbitrary discretion and subject to any required action by the stockholders of the Company and such corporation, agree that all such Options granted hereunder are converted into options to purchase shares of Exchange Stock. The amount and price of such options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Shares receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. The vesting schedule set forth in the stock option agreement shall continue to apply to the options granted for the Exchange Stock.

(d)  All adjustments pursuant to this Paragraph 8 shall be made by the Board of Directors and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

9. Further Conditions of Exercise.

(a)  Unless prior to the exercise of an Option the Common Shares issuable upon such exercise are the subject of a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and there is then in effect a prospectus filed as part of such registration statement meeting the Requirements of Section 10(a)(3) of the Securities Act, the notice of exercise with respect to such Option shall be accompanied by a representation or agreement of the individual exercising the Option to the Company to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

(b)  Anything in the Plan to the contrary notwithstanding, the Company shall not be obligated to issue or sell any Common Shares until they have been listed on each securities exchange on which the Common Shares may then be listed and until and unless, in the opinion of counsel to the Company, the Company may issue such shares pursuant to a qualification or an effective registration statement, or an exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable. The Company shall use reasonable efforts to effect such listing, qualification and registration, as the case may be.

10. Termination, Modification and Amendment

(a)  The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan.

(b)  The Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

(c)  The Board of Directors of the Company may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not (i) modify or amend the Plan in any way that would disqualify any ISO issued pursuant to the Plan as an Incentive Stock Option or (ii) without approval by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware, increase (except as provided by Paragraph 8) the maximum number of Common Shares as to which Options may be granted under the Plan or change the class of persons eligible to Options under the Plan.

(d)  No termination, modification or amendment of the Plan may adversely affect the rights conferred by any Options the consent of the Optionee thereof.

11. Effectiveness of the Plan

The Plan shall become effective upon adoption by the Board of Directors. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company entitled to vote thereon within one year following adoption of the Plan by the Board of Directors, and all Options granted prior to such approval shall be subject thereto. In the event such approval is withheld, the Plan and all Options which may have been granted thereunder shall become null and void.

12. Not a Contract of Employment

Nothing contained in the Plan or in any stock option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of, or in another relationship with, the relationship with, the Company.

13. Miscellaneous

(a)  Nothing contained in the Plan or in any stock option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of, or other relationship with, the Company.

(b)  If an Option has been granted under the Plan, additional Options may be granted from time to time to the Optionee, and Options may be granted from time to time to one or more individuals who have not previously been granted options.

(c)  Nothing contained in the Plan shall be construed to limit the right of the Company to grant options otherwise than under the Plan in connection with the acquisition of the business and assets of any corporation, firm, person or association, including options granted to employees thereof who become employees of the Company, nor shall the provisions of the Plan be to limit the right of the Company to grant options Otherwise than under the Plan for other proper corporate purposes.

(d)  The Company shall have the right to require the Optionee to pay the Company the cash amount of any taxes the Company is required to withhold in connection with the exercise of an Option.

(e)  No award under this Plan shall be taken into account in determining an Optionee's compensation for purposes of an employee benefit plan of the Company.

PROXY	PROXY

TETON PETROLEUM COMPANY

PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 2, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Karl F. Arleth, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of Common Stock of Teton Petroleum Company (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on June 2, 2005 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Teton Petroleum Company to be held at The Colorado State Bank Conference Room, located at 1600 Broadway, 5th Floor, Denver, Colorado 80202 on June 2, 2005, at 9:30 AM (local time).

Please read the Proxy Statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS

1.Election of Directors

	For	Withhold
Nominees:	☐	☐
Karl F. Arleth	☐	☐
John T. Connor, Jr.	☐	☐
Thomas F. Conroy	☐	☐
H. Howard Cooper	☐	☐
James F. Woodcock	☐	☐

(Except nominee(s) written above)

	For	Against	Abstain
2. To consider and act upon a proposal to ratify the Board’s selection of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent auditors for the fiscal year ending December 31, 2005	☐	☐	☐

	For	Against	Abstain
3. To approve the change in the Company’s name from Teton Petroleum Company to Teton Energy Corporation	☐	☐	☐

	For	Against	Abstain
4. To approve an increase in the number of authorized shares available for issuance under the 2003 Employee Stock Compensation Plan	☐	☐	☐

	For	Against	Abstain
5. To approve the adoption of the 2005 Long Term Incentive Plan	☐	☐	☐

Dated: May 11, 2005

Signature ____________________________________________________________________________________

Name (printed) ________________________________________________________________________________

Title ________________________________________________________________________________________
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.
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FOLD AND DETACH HERE

VOTE BY TELEPHONE OR INTERNET
QUICK *** EASY *** IMMEDIATE

TETON PETROLEUM COMPANY

•	You can now vote your shares electronically through the Internet or the telephone.
•	This eliminates the need to return the proxy card.
•	Your electronic vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET
www.computershare.com/us/proxy

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
1-888-728-8841

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE ABOVE CARD IF VOTING ELECTRONICALLY